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                                                                 EXHIBIT 10.182

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                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                         CHANNEL 29 OF CHARLESTON, INC.,

                  PAXSON COMMUNICATIONS OF CHARLESTON-29, INC.

                                       AND

                         MOUNTAINEER BROADCASTING CORP.

                                       AND

                                WILLIAM L. KEPPER


                                      * * *

                                September 2, 1997


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                                TABLE OF CONTENTS
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ARTICLE 1.        CERTAIN DEFINITIONS.............................................................................2
         Section 1.1       Terms Defined in this Section..........................................................2
         Section 1.2       Clarifications.........................................................................4

ARTICLE 2.        THE INITIAL CLOSING.............................................................................5
         Section 2.1       The Initial Closing....................................................................5
         Section 2.2       Sale of Initial Shares.................................................................5
         Section 2.3       Purchase Price.........................................................................5

ARTICLE 3.        ACTIONS TO BE TAKEN PRIOR TO THE INITIAL CLOSING................................................5
         Section 3.1       Organization of the Company............................................................5
         Section 3.2       Tower Site.............................................................................5
         Section 3.3       Pro Forma FCC Consent..................................................................5
         Section 3.4       Assignment of Construction Permit......................................................6
         Section 3.5       Conduct Pending the Initial Closing....................................................6

ARTICLE 4.        REPRESENTATIONS AND WARRANTIES OF BUYER REGARDING
                  THE INITIAL CLOSING.............................................................................6
         Section 4.1       Organization and Standing..............................................................6
         Section 4.2       Power and Authority....................................................................6
         Section 4.3       Conflicts..............................................................................7
         Section 4.4       Investment.............................................................................7
         Section 4.5       Disclosure.............................................................................7

ARTICLE 5.        REPRESENTATIONS AND WARRANTIES OF SELLER AND THE
                  COMPANY REGARDING THE INITIAL CLOSING...........................................................7
         Section 5.1       Organization and Standing..............................................................7
         Section 5.2       Power and Authority....................................................................8
         Section 5.3       Conflicts..............................................................................8
         Section 5.4       Exchange Act; Investment Company Act...................................................8
         Section 5.5       Capitalization.........................................................................8
         Section 5.6       Assets and Liabilities of the Company.  ...............................................9
         Section 5.7       Broker.................................................................................9
         Section 5.8       Construction Permit....................................................................9
         Section 5.9       Tower Site.............................................................................9
         Section 5.10      Consents..............................................................................10
         Section 5.11      Claims and Legal Actions..............................................................10
         Section 5.12      Disclosure............................................................................10

ARTICLE 6.        CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER AT
                  THE INITIAL CLOSING............................................................................10
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
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         Section 6.1       Representations and Warranties........................................................10
         Section 6.2       Covenants and Conditions..............................................................10
         Section 6.3       Approvals for Tower Site..............................................................10
         Section 6.4       Contribution..........................................................................10
         Section 6.5       Tower Site............................................................................11
         Section 6.6       Deliveries.  .........................................................................11
         Section 6.7       Construction Permit; Adverse Proceedings..............................................12
         Section 6.8       No Liabilities........................................................................12
         Section 6.9       TBA...................................................................................12
         Section 7.1       Representations and Warranties........................................................12
         Section 7.2       Covenants and Conditions..............................................................13
         Section 7.3       Deliveries............................................................................13
         Section 7.4       Adverse Proceedings...................................................................13
         Section 7.5       TBA...................................................................................14

ARTICLE 8.        CONSTRUCTION AND OPERATION OF THE STATION......................................................14
         Section 8.1       General...............................................................................14
         Section 8.2       FCC Consent...........................................................................14
         Section 8.3       Employee Benefit Plans................................................................15
         Section 8.4       Labor Relations.......................................................................15
         Section 8.5       Licenses..............................................................................15
         Section 8.6       Compliance with Laws..................................................................15
         Section 8.7       Notification..........................................................................15
         Section 8.8       Preservation of Business..............................................................15
         Section 8.9       Performance of Agreements.............................................................15
         Section 8.10      Cable Carriage........................................................................16

ARTICLE 9.        THE OPTION AND THE SECOND CLOSING..............................................................16
         Section 9.1       Option................................................................................16
         Section 9.2       The Second Closing....................................................................16
         Section 9.3       Sale of Option Shares.................................................................17
         Section 9.4       Purchase Price for Option Shares......................................................17

ARTICLE 10.         REPRESENTATIONS AND WARRANTIES OF BUYER REGARDING
                    THE SECOND CLOSING...........................................................................18

ARTICLE 11.         REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                    COMPANY AND SELLER REGARDING THE SECOND CLOSING
                     ............................................................................................18
         Section 11.1      Contracts.............................................................................18
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         Section 11.2      Copyrights, Trademarks and Similar Rights.............................................18
         Section 11.3      Governmental Authorizations...........................................................18
         Section 11.4      Title to and Condition of Real Property...............................................19
         Section 11.5      Title to and Condition of Tangible Personal Property..................................19
         Section 11.6      Compliance With Laws..................................................................19
         Section 11.7      Reports...............................................................................19
         Section 11.8      Public Inspection File................................................................19
         Section 11.9      Taxes.................................................................................19
         Section 11.10     Dividends and Redemptions.............................................................20
         Section 11.11     Notices; Condemnation.................................................................20
         Section 11.12     Liabilities of the Company............................................................20
         Section 11.13     Disclosure............................................................................20

ARTICLE 12.         CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER AT
                    THE SECOND CLOSING...........................................................................21
         Section 12.1      Representations and Warranties........................................................21
         Section 12.2      Covenants and Conditions..............................................................21
         Section 12.3      FCC Consent...........................................................................21
         Section 12.4      Consents..............................................................................21
         Section 12.5      Deliveries.  .........................................................................21
         Section 12.6      Adverse Proceedings...................................................................22
         Section 12.7      TBA.  ................................................................................22
         Section 12.8      Adverse Change........................................................................22
         Section 12.9      Tower Site............................................................................23

ARTICLE 13.         CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER
                    AND THE COMPANY AT THE SECOND CLOSING........................................................23
         Section 13.1      Representations and Warranties........................................................23
         Section 13.2      Covenants and Conditions..............................................................23
         Section 13.3      FCC Consent...........................................................................23
         Section 13.4      Consents..............................................................................23
         Section 13.5      Deliveries.  .........................................................................23
         Section 13.6      TBA...................................................................................24
         Section 13.7      Adverse Proceedings...................................................................24

ARTICLE 14.         JOINT COVENANTS..............................................................................24
         Section 14.1      Confidentiality.......................................................................24
         Section 14.2      Cooperation...........................................................................24
         Section 14.3      Governmental Consents.................................................................25
         Section 14.4      Station Operation and Contracts.......................................................25
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ARTICLE 15.         TRANSFER TAXES; FEES AND EXPENSES............................................................25
         Section 15.1      Transfer Taxes........................................................................25
         Section 15.2      Filing Fees...........................................................................25
         Section 15.3      Expenses..............................................................................25

ARTICLE 16.         RISK OF LOSS.................................................................................25
         Section 16.1      Risk of Loss..........................................................................25
         Section 16.2      Postponement of the Second Closing Date...............................................26
         Section 16.3      Option to Terminate...................................................................26

ARTICLE 17.         TERMINATION RIGHTS...........................................................................26
         Section 17.1      Termination by the Parties............................................................26
         Section 17.2      Termination by Buyer..................................................................27

ARTICLE 18.         SPECIFIC PERFORMANCE.........................................................................27

ARTICLE 19.         INDEMNIFICATION..............................................................................28
         Section 19.1      Seller's, MBC's and the Company's Indemnification.....................................28
         Section 19.2      Buyer's Indemnification...............................................................28
         Section 19.3      Notice of Claim.......................................................................28
         Section 19.4      Assumption and Defense of Third-Party Action..........................................29
         Section 19.5      Limitation Period.....................................................................29

ARTICLE 20.         OTHER PROVISIONS.............................................................................29
         Section 20.1      Survival of Representations, Warranties and Covenants.................................29
         Section 20.2      Press Releases........................................................................29
         Section 20.3      Further Assurances....................................................................30
         Section 20.4      Benefit and Assignment................................................................30
         Section 20.5      Entire Agreement......................................................................30
         Section 20.6      Headings..............................................................................30
         Section 20.7      Governing Law.........................................................................30
         Section 20.8      Notices...............................................................................31
         Section 20.9      Counterparts..........................................................................31
         Section 20.10     Guaranty..............................................................................32

                            EXHIBITS AND SCHEDULES TO
                            STOCK PURCHASE AGREEMENT


                                    EXHIBITS

         EXHIBIT A   --       Construction Agreement
         EXHIBIT B   --       Shareholders Agreement

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                                    SCHEDULES

     Schedule 5.6         --    Assets
     Schedule 5.9         --    Transmitter Site
     Schedule 6.7(f)      --    Opinions of Counsel to Seller and the Company
                                (Initial Closing)
     Schedule 7.3(d)      --    Opinion of Counsel to Buyer (Initial Closing)
     Schedule 12.5(h)     --    Opinions of Counsel to Seller and the Company
                                (Second Closing)
     Schedule 13.5(d)     --    Opinion of Counsel to Buyer (Second Closing)


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                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (the "Agreement") is dated as of the 2nd day of September, 1997, by and among MOUNTAINEER BROADCASTING CORP., a Delaware corporation ("MBC"); WILLIAM L. KEPPER ("Seller"); CHANNEL 29 OF CHARLESTON, INC., a Delaware corporation (the "Company"); and PAXSON COMMUNICATIONS OF CHARLESTON-29, INC., a Florida corporation ("Buyer").

                               W I T N E S S E T H

         WHEREAS, MBC is the holder of a construction permit, File No. BMPCT-891031KI, as extended,` ("Construction Permit"), issued by the Federal Communications Commission ("FCC") for new television station WKRP-TV, Channel 29, Charleston, West Virginia (the "Station");

         WHEREAS, Seller owns all the stock of MBC;

         WHEREAS, subject to obtaining the FCC's consent to the pro forma assignment of the Construction Permit from MBC to the Company, Seller will cause MBC to convey the Construction Permit to the Company and in exchange thereof Seller will be issued all of the outstanding common stock of the Company;

         WHEREAS, Buyer desires to purchase from Seller, following the acquisition of the Construction Permit by the Company, forty-nine percent (49%) of the outstanding common stock of the Company, subject to the terms and conditions set forth herein;

         WHEREAS, Seller desires to grant to Buyer an option to purchase the remaining fifty-one percent (51%) of the outstanding common stock of the Company, subject to the terms and conditions set forth herein; and

         WHEREAS, in connection with the foregoing transactions, (a) Buyer, Seller and the Company desire to enter into a Shareholders Agreement setting forth, among other things, certain restrictions relating to the issuance and sale of the capital stock of the Company and (b) Buyer and the Company desire to enter into a Construction Agreement, pursuant to which Buyer agrees to provide certain services in connection with the construction of the Station.

         NOW, THEREFORE, in consideration of these premises and the mutual covenants, conditions and promises contained herein, and for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE 1. CERTAIN DEFINITIONS

         Section 1.1 Terms Defined in this Section. The following terms, as used in this Agreement, have the meanings set forth in this Section:

         "Closings" means the collective reference to the Initial Closing and the Second Closing.

         "Common Stock" means all of the issued and outstanding shares of capital stock of the Company, consisting of 1,000 shares of voting common stock, par value $.01 per share.

         "Communications Act" means the Communications Act of 1934, as amended, the Telecommunications Act of 1996 and the rules and regulations promulgated thereunder.

         "Consents" means the consents, permits, or approvals of government authorities and other third parties necessary to transfer the Construction Permit to the Company and to transfer the Common Stock to Buyer or otherwise to consummate the transactions contemplated by this Agreement.

         "Construction Agreement" means the Construction Agreement to be entered into by Buyer and the Company, substantially in the form of Exhibit A.

         "Contracts" means all contracts, leases, non-governmental licenses, and other agreements (including leases for personal or real property and employment agreements), written or oral (including any amendments and other modifications thereto) to which the Company is a party or that are binding upon the Company, and (a) that are in effect on the date of this Agreement or (b) that are entered into by the Company between the date of this Agreement and the Second Closing Date.

         "FCC Consent" means action by the FCC granting its consent to the transfer of control of the Company as contemplated by this Agreement.

         "FCC Licenses" means those licenses, permits, and authorizations issued by the FCC in connection with the business and operations of the Station.

         "Final Order" means an action by the FCC that has not been reversed, stayed, enjoined, set aside, annulled, or suspended, and with respect to which no requests are pending for administrative or judicial review, reconsideration, appeal, or stay, and the time for filing any such requests and the time for the FCC to set aside the action on its own motion have expired.

         "High Mountain" means High Mountain Broadcast Associates, L.L.C., a Delaware limited liability company.


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         "Initial Closing" means the consummation of the purchase and sale of the Initial Shares pursuant to this Agreement in accordance with the provisions of Article 2.

         "Initial Closing Date" means the date on which the Initial Closing occurs, as determined pursuant to Section 2.1.

         "Initial Shares" means 490 shares of the voting common stock, par value $.01 per share, of the Company representing 49% of the issued and outstanding shares of the capital stock of the Company.

         "Initial Shares Purchase Price" has the meaning set forth in Section
2.3.

         "Intangibles" means all copyrights, trademarks, trade names, service marks, service names, licenses, patents, permits, jingles, proprietary information, technical information and data, machinery and equipment warranties, and other similar intangible property rights and interests (and any goodwill associated with any of the foregoing) applied for, issued to, or owned by the Company or under which the Company is licensed or franchised and that are used or useful in the business and operations of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

         "Licenses" means all licenses, permits, construction permits, and other authorizations issued as of the date hereof by the FCC, the Federal Aviation Administration, or any other federal, state, or local governmental authorities for the construction or operation of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

         "Option Price" shall have the meaning set forth in Section 9.4.

         "Option Shares" means 510 shares of the voting common stock, par value $.01 per share, of the Company representing 51% of the issued and outstanding shares of the capital stock of the Company.

         "Pro Forma FCC Consent" means the action by the FCC granting its consent to the pro forma assignment of the Construction Permit from MBC to the Company.

         "Real Property" means all interests in real property, including fee estates, leaseholds and subleaseholds, purchase options, easements, licenses, rights to access, and rights of way, and all buildings and other improvements thereon, owned or held by the Company that are used or useful in the business or operations of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

         "Second Closing" means the consummation of the purchase and sale of the Option Shares pursuant to this Agreement in accordance with the provision of
Article 9.


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         "Second Closing Date" means the date on which the Second Closing occurs, as determined pursuant to Section 9.2.

         "Shareholders Agreement" means the Shareholders Agreement to be entered into upon the Initial Closing among Buyer, Seller and the Company, substantially in the form of Exhibit B.

         "Tangible Personal Property" means all machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, inventory, spare parts, and other tangible personal property owned or held by the Company that is used or useful in the conduct of the business or operations of the Station, together with any additions thereto between the date of this Agreement and the Second Closing Date.

         "Taxes" (and, with correlative meaning, "Taxes" and "Taxable") means all federal, state, local or foreign income, gross receipts, windfall profits, severance, property, production, sales, use, license, excise, franchise, capital, transfer, employment, withholding and other taxes and assessments, together with any interest, additions or penalties with respect thereto and any interest in respect of such additions or penalties, and "Tax" means any one of such Taxes.

         "Tax Returns" means all federal, state, local and foreign income, franchise, sales, use, occupation, property, excise, alternative or add-on minimum, social security, employees' withholding, unemployment, disability, transfer, capital stock and other tax returns and tax reports, and "Tax Return" means any one of such Tax Returns.

         "TBA" means the Time Brokerage Agreement dated July 9, 1996 between MBC and High Mountain.

         "Transaction Documents" means the Construction Agreement and Shareholders Agreement.

         Section 1.2 Clarifications. Words used herein, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender and any other number as the context requires. Use of the word "including" herein shall be deemed and construed to mean "including but not limited to." Except as specifically otherwise provided in this Agreement in a particular instance, a reference to a Section, Exhibit or Schedule is a reference to a Section of this Agreement or a Schedule or an Exhibit hereto, and the terms "hereof," "herein" and other like terms refer to this Agreement as a whole, including the Schedules and Exhibits hereto, and not solely to any particular part hereof.


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ARTICLE 2. THE INITIAL CLOSING

         Section 2.1 The Initial Closing. The Initial Closing shall take place at 10:00 a.m., Washington, D.C. time, on a date to be set by Buyer on no less than five (5) days' written notice to Seller, which date shall not be sooner than the first business day after the date on which the Pro Forma FCC Consent has been granted by the FCC and shall not be later than the tenth business day after the date on which the Pro Forma FCC Consent has become a Final Order, subject to the satisfaction of all other conditions precedent to the holding of the Initial Closing. The Initial Closing shall take place at the offices of Dow, Lohnes & Albertson, 1200 New Hampshire Avenue, N.W., Suite 800, Washington, D.C. 20036, or such other place as the parties shall mutually agree. If Buyer fails to specify the date for Initial Closing prior to the fifth business day after the date upon which the Pro Forma FCC Consent has become a Final Order, the Initial Closing shall take place on the tenth business day after the date upon which the Pro Forma FCC Consent has become a Final Order.

         Section 2.2 Sale of Initial Shares. Subject to the terms and conditions set forth in this Agreement, Seller hereby agrees to sell, transfer and deliver to Buyer on the Initial Closing Date, and Buyer agrees to purchase, the Initial Shares, free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever.

         Section 2.3 Purchase Price. The purchase price for the Initial Shares (the "Initial Shares Purchase Price") shall be $98,000. The Purchase Price shall be paid at the Initial Closing by Buyer to Seller, in accordance with written instructions provided by Seller to Buyer no less than two (2) business days prior to the Initial Closing Date, by wire transfer of immediately available federal funds.

ARTICLE 3. ACTIONS TO BE TAKEN PRIOR TO THE INITIAL CLOSING

         Section 3.1 Organization of the Company. Seller shall cause the incorporation of the Company and shall cause it to be duly qualified to conduct business in the State of West Virginia.

         Section 3.2 Tower Site. Prior to the Initial Closing, Seller shall prepare and file with the FCC and any other federal, state or local government authorities such applications, notices or other documents as may be necessary or advisable to permit the construction and operation of the Station's transmission facilities at the Tower Site (as described below).

         Section 3.3 Pro Forma FCC Consent. Seller, MBC and the Company shall prepare and, within five (5) business days after the date of this Agreement, file with the FCC an appropriate application for the Pro Forma FCC Consent. Seller, MBC and the Company shall thereafter prosecute the application for the Pro Forma FCC Consent with all diligence and otherwise use their best efforts to obtain a grant of the application for the Pro Forma FCC Consent as expeditiously as possible.


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         Section 3.4 Assignment of Construction Permit. Upon the grant of the
Pro Forma FCC Consent, Seller shall cause MBC to contribute the Construction Permit to the Company in exchange for all of the shares of Common Stock pursuant to conveyancing documents in form and substance acceptable to Buyer.

         Section 3.5 Conduct Pending the Initial Closing. Between the date hereof and the Initial Closing Date, unless Buyer shall otherwise consent in writing, Seller, MBC and the Company covenant and agree:

                  (a) to perform all acts necessary to carry out the transactions contemplated by this Agreement and not to: (i) sell, transfer or encumber the Common Stock or the Construction Permit other than as contemplated herein; (ii) perform or suffer any acts within their control that are inconsistent with their representations, warranties, covenants and agreements set forth herein and (iii) amend the Certificate of Incorporation or Bylaws of the Company; and

                  (b) to notify Buyer promptly of (i) any adverse development with respect to the Pro Forma FCC Consent or (ii) the commencement or threat of any claim; suit; action; arbitration; legal, administrative or other proceeding; governmental investigation; or tax audit against Seller, MBC or the Company or affecting the Station; and

                  (c) to cooperate fully with Buyer in taking any and all actions necessary or desirable for the consummation of the transactions contemplated by this Agreement; and

                  (d) that the Company shall not create, incur, assume or guarantee any indebtedness, obligation or liability.

ARTICLE 4. REPRESENTATIONS AND WARRANTIES OF BUYER REGARDING THE INITIAL CLOSING

         As an inducement to Seller, MBC and the Company to enter into this Agreement and consummate the transactions contemplated to occur upon the Initial Closing, Buyer represents and warrants to Seller, MBC and the Company as follows:

         Section 4.1 Organization and Standing. Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Florida and shall be, on or before the Initial Closing Date, duly qualified to conduct business as a foreign corporation in the State of West Virginia.

         Section 4.2 Power and Authority. Buyer has full corporate power and authority to enter into this Agreement and the other documents contemplated hereby, and to perform and comply with the terms, covenants and conditions to be performed or complied with by Buyer hereunder and thereunder. This Agreement constitutes, and any other instrument


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contemplated hereby when executed and delivered by Buyer at the Initial Closing, will constitute, the legal, valid and binding obligations of Buyer, enforceable in accordance with their terms, except as such enforceability may be affected by bankruptcy, insolvency or similar laws and by court-applied equitable principles.

         Section 4.3 Conflicts. The execution and delivery of this Agreement and the instruments or documents to be delivered by Buyer pursuant to this Agreement at the Initial Closing, the consummation of the transactions contemplated by this Agreement at the Initial Closing, and compliance with the terms, conditions and provisions of this Agreement at the Initial Closing by Buyer, with or without the giving of notice or the passage of time, or both, do not and will not: (i) contravene any provision of Buyer's Articles of Incorporation or Bylaws; (ii) conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any indenture, mortgage, loan or credit agreement or any other agreement or instrument to which Buyer is a party or by which it or its assets may be bound or affected, or any decree, judgment or order of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign, or any applicable law, ordinance, rule or regulation, including but not limited to the Communications Act; or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Buyer's assets or give to others any interests or rights therein.

         Section 4.4 Investment. Buyer will acquire the Initial Shares for its own account for investment and not with a present view to distribute or resell the same.

         Section 4.5 Disclosure. No representation or warranty by Buyer in this Agreement, and no schedule, document, statement, certificate furnished or to be furnished by Buyer to Seller or the Company pursuant hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading

ARTICLE 5. REPRESENTATIONS AND WARRANTIES OF SELLER AND THE COMPANY REGARDING
           THE INITIAL CLOSING

         As an inducement to Buyer to enter into this Agreement and consummate the transactions contemplated to occur upon the Initial Closing, Seller, MBC and the Company jointly and severally represent and warrant to Buyer as follows:

         Section 5.1 Organization and Standing. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware and shall be, on or before the Initial Closing, duly qualified to conduct business in the State of West Virginia. MBC is a corporation duly organized validly existing and in good standing under the laws of the State of Delaware. Seller is an individual and a resident of Illinois. Seller and MBC have delivered to Buyer true and complete copies of the Certificate of Incorporation and By-laws of the Company and of MBC.

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         Section 5.2 Power and Authority. Each of Seller, MBC and the Company
has full power and authority to enter into this Agreement and the other documents contemplated hereby, and to perform and comply with the terms, covenants and conditions to be performed or complied with by Seller, MBC or the Company hereunder or thereunder. This Agreement constitutes, and any other instrument contemplated hereby, when executed and delivered by Seller, MBC or the Company at the Initial Closing, will constitute, the legal, valid and binding obligations of Seller, MBC and the Company, enforceable in accordance with their terms, except as such enforceability may be affected by bankruptcy, insolvency or similar laws and by court-applied equitable principles.

         Section 5.3 Conflicts. The execution and delivery of this Agreement and the instruments or documents to be delivered by Seller, MBC or the Company pursuant to this Agreement at the Initial Closing, the consummation of the transactions contemplated by this Agreement at the Initial Closing, and compliance with the terms, conditions and provisions of this Agreement at the Initial Closing by Seller, MBC and the Company, with or without the giving of notice or the passage of time, or both, do not and will not: (i) contravene any provision of the Certificate of Incorporation or By-laws of the Company or of MBC, (ii) conflict with or result in a breach of or constitute a default under any of the terms, conditions or provisions of any indenture, mortgage, loan or credit agreement or any other agreement or instrument to which Seller or the Company is a party or by which Seller, MBC or the Company or any of their respective assets may be bound or affected, or any decree, judgment or order of any court or governmental department, commission, board, agency or instrumentality, domestic or foreign, or any applicable law, ordinance, rule or regulation, including but not limited to the Communications Act; or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the assets of Seller, MBC or the Company or the Common Stock or give to others any interests or rights therein.

         Section 5.4 Exchange Act; Investment Company Act. No securities of the Company are required to be registered under Section 12 of the Securities and Exchange Act of 1934, as amended. Neither Seller, MBC nor the Company is an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         Section 5.5 Capitalization. The Company's capital stock consists solely of One Thousand (1,000) shares of duly authorized voting common stock, with a par value of $.01 per share, of which One Hundred (100) shares are issued and outstanding on the date hereof (the "Outstanding Stock"). The Outstanding Stock is and, as of the Initial Closing, the remaining shares of Common Stock will be, validly issued and outstanding, fully paid and nonassessable. The Outstanding Stock constitutes on the date hereof all of the issued and outstanding capital stock of the Company and on the Initial Closing Date, the Common Stock will constitute all of the issued and outstanding capital stock of the Company. There are no outstanding securities convertible into or exchangeable for, and no outstanding options, warrants or other rights to purchase or to subscribe for, any shares of capital stock or other securities of the Company, other than as set forth herein. There are no outstanding agreements, arrangements, commitments or understandings of any kind affecting or relating to the voting, issuance, purchase, redemption, repurchase or transfer of any of the capital stock of the Company, other than as set forth herein or in the Shareholders Agreement. Except as provided herein, there are no options, warrants, rights or any other agreement or instrument giving any person any right under any circumstances to acquire any shares of capital stock of the Company. Seller has good and valid marketable title to the Outstanding Stock and the sole right to vote, sell, transfer and deliver the Outstanding Stock and on the Closing Date, Seller will have good and marketable title to the Common Stock and the sole right to vote, sell, transfer and deliver the Common Stock. Except as contemplated by this Agreement, neither the Company nor Seller has agreed with any person to sell, transfer or deliver the Outstanding Stock or other capital stock of the Company. Upon the sale of the Initial Shares to Buyer hereunder, Buyer shall have good and valid marketable title thereto, free and clear of all liens, encumbrances, security interests and restrictions of any kind and such Initial Shares shall represent 49% of the issued and outstanding shares of the Company.

         Section 5.6 Assets and Liabilities of the Company. As of the Initial Closing Date, the Company shall own and have good and marketable title to the assets and properties listed on Schedule 5.6, including, without limitation, the Construction Permit, the Tower Lease and the TBA that MBC shall assign to the Company with the consent of High Mountain and shall have no debts, obligations or liabilities of any kind whatsoever, whether accrued, contingent or otherwise, except those arising under this Agreement, the Transaction Documents, the Tower Lease, the TBA and the Communications Act.

         Section 5.7 Broker. Neither MBC or Seller or any person acting on their behalf has incurred any liability for any finder's or broker's fees or commissions in connection with the transactions contemplated by this Agreement.

         Section 5.8 Construction Permit. The Construction Permit has been validly issued and on the date hereof, MBC is the authorized legal holder thereof and on the Initial Closing Date, the Company will be the authorized legal holder thereof. The Construction Permit is in full force and effect and is not subject to any restriction or condition that would delay or adversely affect the construction of the Station. Seller, MBC and the Company are in compliance in all material respects with the Construction Permit and all laws, regulations, and rules, including the Communications Act. Each of Seller, MBC and the Company have filed all returns, reports and statements required to be filed in connection with the Construction Permit.

         Section 5.9 Tower Site. On the Initial Closing Date, the Company shall have a valid and enforceable lease for the site specified in the Station's Construction Permit as described on Schedule 5.9 hereto (the "Tower Site"). The Company shall have become the Lessee under the Agreement of Lease, dated November 5, 1995 by and between Poca River Hunting, Fishing & Recreation Club, Inc. (the "Landlord") and John B. Tupper (the "Tower Lease") and the Tower Lease shall have been amended substantially incorporating the changes as set forth in
Schedule 5.9 hereto.

         Section 5.10 Consents. Except for the Pro Forma FCC Consent, no consent, approval, permit or authorization of, or filing with, any governmental authority or other party is required to consummate the transactions contemplated by this Agreement at or before the Initial Closing.

         Section 5.11 Claims and Legal Actions. There is no claim, legal action, suit, arbitration, counterclaim, governmental investigation or other proceeding, nor any order, decree or judgment, in progress or pending, or to the knowledge of Seller or MBC, threatened against Seller, MBC or the Company.

         Section 5.12 Disclosure. No representation or warranty by Seller, MBC or the Company in this Agreement, and no schedule, document, statement, certificate furnished or to be furnished by Seller, MBC or the Company to Buyer pursuant hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

ARTICLE 6. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER AT THE INITIAL
           CLOSING

         The obligations of Buyer at the Initial Closing are subject to the fulfillment prior to or at the Initial Closing of the following conditions (any one or more of which may be waived in whole or in part by Buyer at Buyer's option):

         Section 6.1 Representations and Warranties. The representations and warranties of Seller, MBC and the Company contained in this Agreement relating to the Initial Closing shall be true and correct in all material respects on and as of the Initial Closing Date, with the same force and effect as though made on and as of such date.

         Section 6.2 Covenants and Conditions. Seller, MBC and the Company shall have performed in all material respects all of their respective obligations and agreements and complied with all of their respective covenants and conditions contained in this Agreement to be performed or complied with by Seller, MBC and the Company on or before the Initial Closing Date.

         Section 6.3 Approvals for Tower Site. Seller, MBC and the Company shall have obtained all necessary governmental consents or approvals required for the construction and operation of the Station at the Tower Site, and any such construction shall have been conducted in accordance with the terms of such consents or approvals and with any applicable laws, rules and regulations of any governmental authority, including, without limitation, the FCC, any municipality or the Federal Aviation Administration.

         Section 6.4 Contribution. The Pro Forma FCC Consent shall have been granted and shall have become a Final Order, and Seller shall have caused MBC to contribute the

Construction Permit to the Company in accordance with Section 3.5, free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever.

         Section 6.5 Tower Site. The Company shall have a valid and enforceable lease for the Tower Site and the Company shall be a party to the Tower Lease as the Lessee thereunder and the Tower Lease, as amended as set forth in Schedule 5.9, shall be a valid and binding obligation of the parties thereto, enforceable by the Company against the Landlord in accordance with its terms.

         Section 6.6 Deliveries. Seller, MBC and the Company shall have delivered to Buyer the following, in form and substance reasonably satisfactory to Buyer and Buyer's Counsel:

                  (a) Initial Shares. Certificates representing the Initial Shares, which shall be either duly endorsed or accompanied by stock powers duly executed in favor of Buyer.

                  (b) Certificate of Incorporation. A copy of the Certificate of Incorporation of the Company, certified as of a date not earlier than ten (10) days prior to the Initial Closing Date by the Secretary of State of Delaware.

                  (c) Bylaws. A copy of the Bylaws of the Company, certified as of the Initial Closing Date by the Secretary or an Assistant Secretary of the Company.

                  (d) Resolutions. Copies of resolutions adopted by the Board of Directors and shareholders of the Company and MBC authorizing and approving the execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, certified by the Secretary or an Assistant Secretary of the Company and MBC, respectively, as being true and complete on the Initial Closing Date.

                  (e) Certificates. Certificates, dated as of the Initial Closing Date, executed on behalf of Seller, MBC and the Company by Seller and an officer of the Company and MBC respectively, each certifying: (1) that the representations and warranties of Seller, MBC and the Company contained in this Agreement are true and complete in all material respects as of the Initial Closing Date as though made on and as of that date; and (2) that Seller, MBC and the Company have performed in all material respects all of their respective obligations and agreements under this Agreement to be performed and complied with by Seller, MBC and the Company on or before the Initial Closing Date.

                  (f) Opinions of Counsel. Opinions of Seller's, MBC's and the Company's counsel and communications counsel dated as of the Initial Closing Date, substantially in the form of Schedule 6.7(f) hereto.

                  (g) Consents. A manually executed copy of any instrument evidencing receipt of any Consent.

                  (h) Transaction Documents. Copies of the Transaction Documents duly executed by Seller and the Company.

                  (i) Additional Instruments. Such additional instruments and documents as may be required to consummate the transactions contemplated hereby.

         Section 6.7 Construction Permit; Adverse Proceedings. The Company shall be the legal and valid holder of the Construction Permit and the Construction Permit shall be in full force and effect without any modification thereto. There shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which is reasonably likely to adversely affect the construction, business, property, assets or condition (financial or otherwise) of the Station or the Company or which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

         Section 6.8 No Liabilities. The Company shall have no debts, obligations or liabilities of any kind whatsoever, whether accrued, contingent or otherwise except for this Agreement, the Transaction Documents, the TBA, the Tower Lease and the Communications Act.

         Section 6.9 TBA. Buyer and High Mountain shall have entered into the Time Brokerage Purchase Agreement of even date herewith (the "TBA Purchase Agreement") providing initially for the license and thereafter the sale by High Mountain to Buyer of the TBA and effective upon the Initial Closing, High Mountain shall have licensed to Buyer all of High Mountain's rights and obligations under the TBA. MBC shall have assigned to the Company all of MBC's rights and obligations under the TBA, the TBA shall be the valid and binding obligation of the Company, enforceable by Buyer against the Company in accordance with its terms. The TBA Purchase Agreement shall be a valid and binding agreement of the parties thereto, enforceable in accordance with its terms.

ARTICLE 7. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER, MBC AND THE
           COMPANY AT THE INITIAL CLOSING

         The obligations of Seller, MBC and the Company at the Initial Closing are subject to the fulfillment prior to or at the Initial Closing of the following conditions (any one or more of which may be waived in whole or in part by Seller, MBC and the Company at their option):

         Section 7.1 Representations and Warranties. The representations and warranties of Buyer contained in this Agreement relating to the Initial Closing shall be true and correct in all material respects on and as of the Initial Closing Date, with the same force and effect as though made on and as of such date.

         Section 7.2 Covenants and Conditions. Buyer shall have performed in all material respects all of its obligations and agreements and complied with all of its covenants and conditions contained in this Agreement to be performed or complied with by Buyer on or before the Initial Closing Date.

         Section 7.3 Deliveries. Buyer shall have delivered to Seller, MBC and the Company the following in form and substance reasonably satisfactory to Seller, MBC, the Company and their Counsel:

                  (a) Purchase Price. The Initial Shares Purchase Price described in Section 2.3.

                  (b) Resolutions. Copies of resolutions adopted by the Board of Directors of Buyer, authorizing and approving the execution of this Agreement and the consummation of the transactions contemplated hereby, certified by its Secretary as being true and correct on the Initial Closing Date.

                  (c) Officer's Certificate. A certificate, dated as of the Initial Closing Date, executed on behalf of Buyer by an officer of Buyer, certifying (1) that the representations and warranties of Buyer contained in this Agreement are true and complete in all material respects as of the Initial Closing Date as though made on and as of that date, and (2) that Buyer has performed in all material respects all of its obligations and agreements under this Agreement to be performed and complied with by Buyer on or before the Initial Closing Date.

                  (d) Opinion of Counsel. An opinion of Buyer's counsel dated as of the Initial Closing Date, substantially in the form of Schedule 7.3(d) hereto.

                  (e) Transaction Documents. Copies of the Transaction Documents duly executed by Buyer.

                  (f) Additional Instruments. Such additional instruments and documents as may be required to consummate the transactions contemplated hereby.

         Section 7.4 Adverse Proceedings. Other than any action filed by or at the request of Seller, the Company, MBC or any affiliate thereof, there shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

         Section 7.5 TBA. The TBA Purchase Agreement shall have been duly executed by Buyer. The TBA Purchase Agreement shall be a valid and binding obligation of the parties thereto, enforceable in accordance with its terms.

ARTICLE 8. CONSTRUCTION AND OPERATION OF THE STATION

         Section 8.1 General. Following the date hereof and prior to the Second Closing Date without Buyer's prior written consent: (i) neither the Company nor Seller shall enter into any contracts or agreements creating any security interests, mortgages, liens or encumbrances on the assets of the Company or the Station; (ii) Seller shall not enter into any contract or agreement creating any liens or security interests in any shares of capital stock of the Company; (iii) the Company shall be operated in a prudent and businesslike manner and in accordance with the other covenants in this Article 8; (iv) the Company shall not amend its Certificate of Incorporation or By-Laws; and (v) neither Seller nor the Company shall take or permit, or agree to take or permit, any action within Seller's or the Company's control that is inconsistent with the proper performance of their obligations under this Agreement, including but not limited to, the issuance or sale of any capital stock of the Company or the granting to any person or entity, other than Buyer, an option or similar right to purchase any of the Company's capital stock.

         Section 8.2 FCC Consent.

                  (a) The conveyance of the Option Shares by Seller to Buyer as contemplated by this Agreement is subject to the prior consent and approval of the FCC.

                  (b) Seller and Buyer shall prepare and, within five (5) business days after Seller's receipt of the Option Notice (as defined below), shall file with the FCC an appropriate application for the FCC Consent. Seller and Buyer shall thereafter prosecute the application for the FCC Consent with all diligence and otherwise use their respective best efforts to obtain a grant of the application for the FCC Consent as expeditiously as possible. Each party agrees to comply with any condition imposed on it by the FCC Consent, except that no party shall be required to comply with a condition if (i) the condition was imposed on it as the result of a circumstance the existence of which does not constitute a breach by that party of any of its representations, warranties, or covenants hereunder, and (ii) compliance with the condition would have a material adverse effect upon it. Buyer and Seller shall oppose any petitions to deny or other objections filed with respect to the application for the FCC Consent and any requests for reconsideration or judicial review of the FCC Consent.

                  (c) If the Second Closing shall not have occurred for any reason within the original effective period of the FCC Consent and neither party shall have terminated this Agreement under Article 17, the parties shall jointly request one or more extensions of the effective period of the FCC Consent. No extension of the effective period of the FCC Consent shall limit the exercise by either party of its right to terminate the Agreement under Article 17.

         Section 8.3 Employee Benefit Plans. Except as may be consented to in writing by Buyer, the Company will not adopt any employee benefit plans or arrangements applicable to the employees of the Company, including, without limitation, pension or thrift plans, individual or supplemental pension or accrued compensation arrangements, incentive plans, or bonus and termination arrangements; provided, however, that nothing herein shall prevent the Company from adopting reasonable policies on vacation and sick leave for its employees or offering them participation in employer-paid group health plans or any other benefits required by law.

         Section 8.4 Labor Relations. Neither the Seller nor the Company (i) will enter into any collective bargaining agreement with respect to the Station;
(ii) will enter into any written or oral contracts of employment; (iii) will incur any fixed or contingent liabilities or obligations with respect to any person employed at the Station; and (iv) will fail to comply in all material respects with applicable laws, rules and regulations relating to the employment of labor including, without limitation, those related to wages, hours, collective bargaining, occupational safety, discrimination, and the payment of social security and other payroll related taxes.

         Section 8.5 Licenses. Neither the Seller nor the Company shall cause, or fail to take any action necessary to prevent, (i) any License to expire, be surrendered or modified; (ii) any governmental authority to institute proceedings for the suspension, revocation, or adverse modification of any License; and (iii) any governmental authority to dismiss or deny any pending application concerning the construction or operation of the Station.

         Section 8.6 Compliance with Laws. The Seller and the Company shall construct and operate the Station in all material respects in accordance with all applicable laws, rules and regulations and the terms of all Licenses.

         Section 8.7 Notification. Seller and the Company shall give Buyer prompt written notice of any material change in any of the information contained in the representations and warranties of Seller and the Company set forth in this Agreement or in the Schedules hereto.

         Section 8.8 Preservation of Business. Seller and the Company shall preserve the business and organization of the Station intact and use their best efforts to keep available to the Station its employees and to preserve the Station's relationships with suppliers, advertisers and others having business relations with it, to the end that the business, operations, and prospects of the Station shall be unimpaired at the Second Closing.

         Section 8.9 Performance of Agreements. The Company and Seller shall perform their respective obligations under this Agreement, the Shareholders Agreement and the Construction Agreement, in each case in accordance with the terms thereof.

         Section 8.10 Cable Carriage. Consistent with the rules and regulations of the FCC, the Company shall notify the cable operators within the Charleston, West Virginia Designated Market Area of the Station's election to be carried on a "must-carry" basis on such cable operators' cable television systems. The Company shall use its best efforts to provide such notices on the date that is sixty (60) days prior to commencing operations pursuant to program test authority as defined by FCC rules and regulations, but in no event shall such notices be provided later than thirty (30) days after the commencement of such operations.

ARTICLE 9. THE OPTION AND THE SECOND CLOSING

         Section 9.1 Option.

                  (a) In consideration of Buyer's undertakings herein and in the Transaction Documents, the receipt and sufficiency of which are hereby acknowledged by Seller, Seller hereby grants to Buyer an exclusive and irrevocable option to purchase from Seller the Option Shares (the "Option"), free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever.

                  (b) Buyer may give written notice to Seller of Buyer's intention to exercise the Option (the "Option Notice") at any time during the ninety (90) day period beginning on the date the Station commences operations pursuant to program test authority (the "Option Period"). In the event that Buyer fails to give Seller the Option Notice prior to the end of the Option Period, then the Option shall expire.

                  (c) Within five (5) business days of Seller's receipt of the Option Notice, Seller and Buyer shall file with the FCC the application for the FCC Consent and shall file such notices with, and obtain such approvals of, any other governmental authorities that are required for the acquisition by Buyer of the Option Shares and shall diligently and expeditiously prosecute such filings.

         Section 9.2 The Second Closing. The Second Closing shall take place at 10:00 a.m., Washington, D.C. time, on a date to be set by Buyer on no less than five (5) days' written notice to Seller, which date shall not be sooner than the first business day after the date on which the FCC Consent is granted and shall not be later than the tenth business day after the date on which the FCC Consent has become a Final Order, subject to the satisfaction of all other conditions precedent to the holding of the Second Closing. The Second Closing shall take place at the offices of Dow, Lohnes & Albertson, 1200 New Hampshire Avenue, N.W., Suite 800, Washington, D.C. 20036, or such other place as the parties shall mutually agree. If Buyer fails to specify the date for Second Closing prior to the fifth business day after the date upon which the FCC Consent has become a Final Order, the Second Closing shall take place on the tenth business day after the date upon which the FCC Consent has become a Final Order.

         Section 9.3 Sale of Option Shares. Subject to the terms and conditions set forth in this Agreement, including exercise by Buyer of the Option, Seller hereby agrees to sell, transfer and deliver to Buyer on the Second Closing Date, and Buyer agrees to purchase, the Option Shares, free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever.

         Section 9.4 Purchase Price for Option Shares.

                  (a) The purchase price for the Option Shares (the "Option Price") shall be the lesser of (i) an amount equal to Fifty One Percent (51%) of the Fair Market Value of the Company, as determined utilizing the procedures set forth in subsection (b) and (ii) $102,000. The Option Price shall be paid at the Second Closing by Buyer or Buyer's designee to Seller by wire transfer of immediately available federal funds or other means mutually satisfactory to Buyer and Seller in accordance with written instructions provided by Seller to Buyer no less than two (2) business days prior to the Second Closing Date. If Fifty One Percent (51%) of the Fair Market Value of the Company as determined utilizing the procedures set forth in Subsection (b) is less than $102,000, Buyer shall not have the right to exercise the Option; provided, however, that the Option shall remain in full force for the Option Period and be exercisable by Buyer upon obtaining a satisfactory appraisal.

                  (b) Fair Market Value of the Company shall be determined by an appraisal, in accordance with the following provisions:

                           (1) The Fair Market Value of the Company shall be
equal to the appraised value of the assets of the Company as of the date of the Option Notice exclusive of any broker's fee, less the amount of any outstanding debt of the Company.

                           (2) The appraisal will be conducted in conformity
with standard appraisal techniques in use at the time of the appraisal, applying the market and economic factors then relevant.

                           (3) The appraisal will be conducted by a qualified
appraiser with experience in the television broadcasting industry to be agreed upon by Seller and Buyer; provided that, if the parties fail to agree on an appraiser, any party may apply to the American Arbitration Association for the appointment of an appraiser, who shall be a qualified appraiser with experience in the television broadcasting industry.

                           (4) The value of the assets of the Company arrived at
by the appraiser shall, absent manifest error, be conclusive and binding on the relevant parties.

ARTICLE 10. REPRESENTATIONS AND WARRANTIES OF BUYER REGARDING THE SECOND CLOSING

         All of the representations and warranties of Buyer set forth in Article 4 hereof shall be true and correct in all material respects as of the Second Closing Date, with the same force and effect as though made on and as of the Second Closing Date, except as otherwise contemplated by the express terms of this Agreement. For the purpose of this Article 10, each reference in Article 4 hereof to the "Initial Closing," "Initial Shares" and the "Initial Closing Date" shall be deemed to be a reference to the Second Closing, Option Shares and the Second Closing Date, respectively.

ARTICLE 11. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY AND SELLER
            REGARDING THE SECOND CLOSING

         All of the representations and warranties of the Company and Seller set forth in Article 5 hereof shall be true and correct in all material respects as of the Second Closing Date, with the same force and effect as though made on and as of the Second Closing Date, except as otherwise contemplated by the express terms of this Agreement. For the purpose of this Article 11, each reference in
Article 5 hereof to the "Initial Closing" and the "Initial Closing Date" shall be deemed to be a reference to the Second Closing and the Second Closing Date, respectively, and each reference to the "Initial Shares" shall be deemed to be a reference to the Option Shares. Each of Seller and the Company further jointly and severally represent, warrant and covenant to Buyer as follows:

         Section 11.1 Contracts. Within ten (10) days after Seller receives the Option Notice, Seller shall deliver to Buyer a true and complete list and copies of the Contracts. The Contracts shall be valid and binding agreements of the Company enforceable in accordance with their terms. The Company shall have complied with the Contracts in all material respects, and the Company shall not be in default under any of the Contracts.

         Section 11.2 Copyrights, Trademarks and Similar Rights. Within ten (10) days after Seller receives the Option Notice, Seller shall deliver to Buyer a true and complete list and copies of all Intangibles.

         Section 11.3 Governmental Authorizations. Within ten (10) days after Seller receives the Option Notice, Seller shall deliver to Buyer a true and complete list and copies of the Licenses. The Company shall be the authorized legal holder of the Licenses. The Licenses shall comprise all of the licenses, permits and other authorizations required from governmental and regulatory authorities for the lawful conduct of the business and operations of the Station in the manner and to the full extent they are conducted on the Second Closing Date and for the lawful broadcasting by the Company from the Tower Site as contemplated by the Construction Permit, and none of the Licenses shall be subject to any restriction or condition which would limit the full operation of the Station. The Licenses shall be in full force and effect, and the operation of the Station shall be in accordance therewith. Seller has no knowledge of any events or conditions relating to Seller or Seller's ownership and control of the Company that could prevent the FCC from approving the transfer of control of the Company to Buyer.

         Section 11.4 Title to and Condition of Real Property. The Tower Lease shall be in full force and effect and there shall be no defaults thereunder or any event that could constitute an event of default thereunder upon the giving of any notice or the passage of time. The Tower Site (including the improvements thereon) (i) shall be in good condition and repair consistent with its present use, (ii) shall be available for immediate use in the conduct of the business and operations of the Station, and (iii) shall comply with all applicable building or zoning codes and the regulations of any governmental authority having jurisdiction.

         Section 11.5 Title to and Condition of Tangible Personal Property. Within ten (10) days after Seller receives the Option Notice, Seller shall deliver to Buyer a true and complete list of all material items of Tangible Personal Property. The Company shall own and have good title to each item of Tangible Personal Property or shall lease such Tangible Personal Property and none of the Tangible Personal Property shall be subject to any security interest, mortgage, pledge, conditional sales agreement, or other lien or encumbrance, except for liens for current taxes not yet due and payable. All items of transmitting and studio equipment included in the Tangible Personal Property (i) shall have been maintained in a manner consistent with generally accepted standards of good engineering practice, and (ii) shall permit the Station to operate in accordance with the terms of the FCC Licenses and the rules and regulations of the FCC, and with all other applicable federal, state, and local statutes, ordinances, rules, and regulations.

         Section 11.6 Compliance With Laws. The Company shall be in compliance in all material respects with all laws, regulations and governmental orders applicable to the ownership or use of its assets and the conduct of the business and operations of the Station.

         Section 11.7 Reports. All returns, reports and statements which the Station is required to file with the FCC or with any other governmental agency shall have been filed and shall be complete and correct in all material respects.

         Section 11.8 Public Inspection File. The Station's public inspection file shall be located at the Station's main studio and shall contain, in all material respects, the original or copies of all applications, reports and other documents and records relating to the operation of the Station that are required to be in such file under the rules and regulations of the FCC.

         Section 11.9 Taxes.

                  (a) The Company shall have filed all Tax Returns and shall have paid all Taxes shown on such Tax Returns on any assessment received by the Company, provided that the Company shall not be required to pay any Tax the validity of which is being contested by the Company in good faith and pursuant to appropriate proceedings;

                  (b) such reports and Tax Returns shall have been prepared in accordance with applicable provisions of the Internal Revenue Code of 1986, as amended, and the rules and regulations thereunder and with applicable provisions of state laws, rules and regulations concerning taxation; and

                  (c) the Company shall not have waived any statute of limitations with respect to the payment of any taxes.

         Section 11.10 Dividends and Redemptions. The Company shall not have made at any time any declaration, set aside or payment of any dividend or other distribution in respect of any shares of capital stock of the Company, or any direct or indirect redemption, purchase or other acquisition of such stock.

         Section 11.11 Notices; Condemnation.

                  (a) Neither the Company nor Seller shall have received any written notice or order by any governmental or other public authority, any insurance company that has issued a policy of insurance with respect to the Station's assets or business, or any board of fire underwriters or other body exercising similar functions that relates to material violations of building, safety, fire or other ordinances or regulations by the Station or requests the performance of any significant repairs, alterations or other work to the assets of the Station; and

                  (b) there will not be any pending or threatened condemnation, expropriation, eminent domain, zoning or similar proceeding materially affecting all or any portion of the assets of the Station.

         Section 11.12 Liabilities of the Company. The Company shall have no liabilities or obligations of any sort whatsoever, except those arising under the Licenses, those arising under this Agreement, the Tower Lease, the TBA, the Transaction Documents and those consented to in writing by Buyer.

         Section 11.13 Disclosure. No representation or warranty by Seller or the Company in this Agreement, and no schedule, document, statement, certificate furnished or to be furnished to Buyer pursuant hereto, contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements or facts contained herein or therein not misleading.

ARTICLE 12. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF BUYER AT THE SECOND
            CLOSING

         The obligations of Buyer under this Agreement at the Second Closing are subject to the fulfillment prior to or at the Second Closing of the following conditions (any one or more of which may be waived in whole or in part by Buyer at Buyer's option):

         Section 12.1 Representations and Warranties. The representations and warranties of Seller and the Company contained in this Agreement relating to the Second Closing shall be true and correct in all material respects on and as of the Second Closing Date, with the same force and effect as though such representations and warranties had been made on as of such date.

         Section 12.2 Covenants and Conditions. Seller and the Company shall have performed in all material respects all of their respective obligations and agreements and complied with all of their respective covenants and conditions contained in this Agreement to be performed or complied with by Seller and the Company on or before the Second Closing Date.

         Section 12.3 FCC Consent. The FCC Consent shall have been granted and shall have become a Final Order. The Company shall be the holder of all of the FCC Licenses necessary for the operation of the Station and such FCC Licenses shall be in full force and effect.

         Section 12.4 Consents. All material consents and approvals of all other governmental authorities, bodies or agencies necessary for the consummation of the transactions contemplated by this Agreement to occur at the Second Closing, shall have been obtained, all without any conditions which would be unduly burdensome on, or have a material adverse effect upon Buyer or the Company.

         Section 12.5 Deliveries. Seller and the Company shall have delivered to Buyer the following, in form and substance reasonably satisfactory to Buyer and Buyer's Counsel:

                  (a) Option Shares. Certificates representing the Option Shares, which shall be either duly endorsed or accompanied by stock powers duly executed in favor of Buyer.

                  (b) Certificate of Incorporation. A copy of the Certificate of Incorporation of the Company, certified as of a date not earlier than ten (10) days prior to the Second Closing Date by the Secretary of State of Delaware.

                  (c) Bylaws. A copy of the Bylaws of the Company, certified as of the Second Closing Date, by the Secretary or Assistant Secretary of the Company.

                  (d) Resolutions. Copies of resolutions adopted by the Board of Directors of the Company, authorizing and approving the execution and delivery of this Agreement and the Transaction Documents and the consummation of the transactions contemplated hereby and thereby, certified by the Secretary or Assistant Secretary of the Company, respectively, as being true and complete on the Second Closing Date.

                  (e) Consents. A manually executed copy of any instrument evidencing receipt of any Consent.

                  (f) Estoppel Certificates. Estoppel Certificates of the lessors of all leasehold and subleasehold interests included in the Real Property Interests.

                  (g) Certificates. Certificates, dated as of the Second Closing Date, executed on behalf of Seller and the Company by Seller and an officer of the Company, respectively, each certifying: (1) that the representations and warranties of Seller and the Company contained in this Agreement are true and complete in all material respects as of the Second Closing Date as though made on and as of that date; and (2) that Seller and the Company have performed in all material respects all of their respective obligations and agreements in this Agreement to be performed and complied with by Seller and the Company on or before the Second Closing Date.

                  (h) Opinions of Counsel. Opinions of Seller's and the Company's counsel and communications counsel dated as of the Second Closing Date, substantially in the form of Schedule 12.5(h) hereto.

                  (i) Additional Instruments. Such additional instruments and documents as may be required to consummate the transactions contemplated hereby.

         Section 12.6 Adverse Proceedings. There shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which is reasonably likely to adversely affect the construction, business, property, assets or condition (financial or otherwise) of the Station or which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

         Section 12.7 TBA. The TBA shall be in full force and effect, and the Company shall have complied in all material respects with its obligations thereunder. The closing under the TBA Purchase Agreement (the "TBA Closing") shall have occurred simultaneously with the Closing hereunder and upon the TBA Closing, High Mountain shall no longer have any rights under the TBA and Buyer and the Company shall be the only parties with any rights or obligations thereunder.

         Section 12.8 Adverse Change. Between the date of this Agreement and the Second Closing Date, there shall have been no material adverse change in the business, assets, properties or financial condition of the Station, including any unrestored or uninsured damage, destruction, or loss affecting any assets that are material to the conduct of the business of the Station.

         Section 12.9 Tower Site. The Company shall hold a valid and enforceable lease for the Tower Site pursuant to the Tower Lease, as amended as provided in
Schedule 5.9.

ARTICLE 13. CONDITIONS PRECEDENT TO THE OBLIGATIONS OF SELLER AND THE COMPANY
            AT THE SECOND CLOSING

         The obligations of Seller and the Company at the Second Closing under this Agreement are subject to the fulfillment prior to or at the Second Closing of the following conditions (any one or more of which may be waived in whole or in part by Seller or the Company at their option):

         Section 13.1 Representations and Warranties. The representations and warranties of Buyer contained in this Agreement relating to the Second Closing shall be true and correct in all material respects on and as of the Second Closing Date, with the same force and effect as though such representations and warranties had been made on and as of such date.

         Section 13.2 Covenants and Conditions. Buyer shall have performed in all material respects all of its obligations and agreements and complied with all of its covenants and conditions contained in the Agreement to be performed or completed with on or before the Second Closing Date.

         Section 13.3 FCC Consent. The FCC shall have granted the FCC Consent.

         Section 13.4 Consents. All material consents and approvals of all other governmental authorities, bodies or agencies necessary for the consummation of the transactions contemplated by this Agreement to occur at the Second Closing, the failure to obtain of which could have a material adverse effect on Seller, shall have been obtained, all without any conditions which would be unduly burdensome on, or have a material adverse effect upon Seller.

         Section 13.5 Deliveries. Buyer shall have delivered the following, in form and substance reasonably satisfactory to Seller, the Company and their
Counsel:

                  (a) Option Price. The Option Price described in Section 9.4;
and

                  (b) Resolutions. Copies of resolutions adopted by the Board of Directors of Buyer, authorizing and approving the execution of this Agreement and the consummation of the transactions contemplated hereby, certified by its Secretary as being true and correct on the Second Closing Date.

                  (c) Officer's Certificate. A certificate, dated as of the Second Closing Date, executed on behalf of Buyer by an officer of Buyer, certifying (1) that the representations and warranties of Buyer contained in this Agreement are true and complete in all material respects as of the Second Closing Date as though made on and as of that date, and (2) that Buyer has performed in all material respects all of its obligations and agreements in this Agreement to be performed and complied with by Buyer on or prior to the Second Closing Date.

                  (d) Opinion of Counsel. An opinion of Buyer's counsel dated as of the Second Closing Date, substantially in the form of Schedule 13.5(d) hereto.

         Section 13.6 TBA. The TBA shall be in full force and effect, and Buyer shall have complied in all material respects with its obligations hereunder. The TBA Closing shall have occurred simultaneously with the Closing hereunder.

         Section 13.7 Adverse Proceedings. Other than any action filed by or at the request of Seller, the Company, MBC or any affiliate thereof, there shall not be any order, decree or judgment in effect or any lawsuit, claim, legal action, proceeding or investigation pending or threatened before any court, administrative agency or arbitrator which seeks to enjoin or prohibit, or otherwise questions the validity of, any action taken or to be taken pursuant to or in connection with this Agreement.

ARTICLE 14. JOINT COVENANTS

         Section 14.1 Confidentiality. Buyer, on the one hand, and Seller, MBC and the Company, on the other hand, shall each keep confidential all confidential information obtained by it with respect to the other in connection with this Agreement (except for such disclosure to attorneys, bankers, underwriters, and investors, as may be appropriate in the furtherance of the transactions contemplated by this Agreement or as may be required by law, including by the securities laws or the rules and regulations of any security exchange), and if the transactions contemplated hereby are not consummated for any reason, each shall, to the extent reasonably possible, return to the other, without retaining a copy thereof, any confidential schedules, documents or other written information obtained from the other in connection with this Agreement and the transactions contemplated hereby.

         Section 14.2 Cooperation. Buyer, Seller, MBC and the Company shall cooperate fully with each other and their respective counsels and accountants in connection with any actions required to be taken as part of their obligations under this Agreement, and the parties will use their commercially reasonable efforts to consummate the transactions contemplated hereby and to fulfill their obligations hereunder. No party shall take any action that is inconsistent with its obligations under this Agreement, that would render any of its representations or warranties herein untrue or incomplete or that could hinder or delay the consummation of the transactions contemplated by this Agreement. Notwithstanding the foregoing, and except as otherwise expressed in this Agreement, Buyer shall have no obligation (a) to expend funds to obtain any of the Consents or (b) to agree to any adverse change in any License or Contract in order to obtain a Consent required with respect thereto.

         Section 14.3 Governmental Consents. If any governmental consent required for the consummation of the transactions contemplated hereby or the satisfaction of any condition contained herein includes any condition, the party upon which such condition is imposed shall use its best efforts to comply therewith before the respective Closing to which such consent relates; provided, however, that no party hereto shall be required to comply with any condition that would be unduly burdensome or would have a material adverse effect upon such party.

         Section 14.4 Station Operation and Contracts. Buyer and Seller specifically acknowledge that, as of the Initial Closing Date, the Station will not have commenced broadcast operations. Seller, Buyer and the Company shall cooperate and use their respective best efforts to complete construction of the Station and commence broadcast operations at the Station as expeditiously as possible. Seller, Buyer and the Company shall file such applications with the FCC and other governmental authorities as are necessary to enable the Station to operate in compliance with FCC and other applicable rules and regulations.

ARTICLE 15. TRANSFER TAXES; FEES AND EXPENSES

         Section 15.1 Transfer Taxes. Buyer and Seller shall each pay one-half of all transfer and documentary taxes or fees incurred in connection with the transfer of the Initial Shares and Option Shares; provided, however, that Seller shall be responsible for the payment of any federal, state or local income tax applicable to Seller, MBC or the Company in connection with the transaction contemplated by this Agreement.

         Section 15.2 Filing Fees. Buyer and Seller shall each pay one-half of all FCC filing fees and any other filing fee imposed by any other governmental authority in connection with the transactions contemplated hereby.

         Section 15.3 Expenses. Each party hereto shall be solely responsible for all costs and expenses incurred by it in connection with the negotiation, preparation and performance of and compliance with this Agreement.

ARTICLE 16. RISK OF LOSS

         Section 16.1 Risk of Loss. The risk of any loss, damage or impairment, confiscation or condemnation of any of the assets of Seller, MBC or the Company from any cause whatsoever shall be borne by Seller and MBC. In the event of any such loss, damage or impairment, confiscation or condemnation, the proceeds of, or any claim for any loss payable under, any insurance policy, judgment or award with respect thereto shall be applied to repair, replace or restore such assets to their prior condition as soon as possible after such loss, impairment, condemnation or confiscation.

         Section 16.2 Postponement of the Second Closing Date. If any damage or destruction of the Company's assets occurs and such assets cannot be restored or replaced on or before the Second Closing Date, the Second Closing Date shall be postponed, the exact date and time of such postponed closing date to be such date and time within the effective period of the FCC Consent as shall be as agreed to by Seller, Buyer and the Company. If such assets cannot be restored or replaced within the effective period of the FCC Consent, the parties shall join in requesting an extension of the effective period of such consent for a period not to exceed an additional one hundred eighty (180) days from the date of FCC Consent.

         Section 16.3 Option to Terminate. In the event of any damage or destruction of the assets, if such assets have not been restored or replaced within the effective period of the FCC Consent as extended, Buyer may, at its option, proceed to close this Agreement and complete the restoration and replacement of such damaged assets after the Second Closing Date, in which event Seller shall deliver to Buyer all insurance proceeds payable to it or the Company and received in connection with such damage or destruction of the assets without limitation as to the costs and expenses arising in connection with such restoration and replacement or terminate this Agreement.

ARTICLE 17. TERMINATION RIGHTS

         Section 17.1 Termination by the Parties. This Agreement may be terminated by either Buyer, on the one hand, or Seller and the Company, on the other hand, if not then in material default, upon written notice to the other upon the occurrence of any of the following:

                  (a) If the purchase of the Initial Shares or the Option Shares by Buyer pursuant to this Agreement shall not have occurred on or prior to September 2, 1998 (the "Upset Date"), provided that the Upset Date shall be extended for an additional period of six months if the "Upset Date" in the TBA Purchase Agreement is extended for an additional period of six months pursuant to Section 12.1(a) of such Agreement;

                  (b) If the other party defaults in the observance or in the due and timely performance of any of its material covenants or agreements contained herein and such default has not been cured within fifteen (15) days after notice by that party not in default;

                  (c) If on the date of either of the Closings, any of the conditions precedent to the obligations of the terminating party set forth in this Agreement as to that Closing have not been satisfied or waived and such condition shall remain unsatisfied ten (10) days after notice thereof by the terminating party to the other party;

                  (d) If there shall be in effect on the date of either of the Closings any final judgment, decree or order that would prevent or make unlawful the actions to be taken at such Closing;

                  (e) Following the expiration of the Option Period, if Buyer has not delivered to Seller an Option Notice indicating its intention to exercise the Option; or

                  (f) If the TBA Purchase Agreement is terminated.

         Each party hereto shall have an additional thirty (30) days to cure any default or nonsatisfaction of a condition under Section 17.1(b) or (c) if such party is diligently pursuing such cure and such extension does not have a material adverse effect on the other party.

                  (g) If the Agreement is terminated, Buyer and Seller hereby agree that Buyer shall sell, transfer and deliver to Seller the Initial Shares, free and clear of any claims, liabilities, security interests, mortgages, liens, pledges, conditions, charges or encumbrances of any nature whatsoever, on the tenth (10th) business day following such termination (the "Repurchase Closing Date"). The purchase price for the Initial Shares payable by Seller to Buyer (the "Repurchase Price") shall be the Purchase Price paid by Buyer to Seller at the Initial Closing. In addition, on the Repurchase Closing Date, Seller shall purchase from Buyer the Station's equipment then being leased to the Company by Buyer for a cash price equal to (i) if this Agreement is terminated as a result of a material breach of this Agreement by Seller, MBC or the Company or if this Agreement is terminated pursuant to Subsection (f) above as a result of a breach by High Mountain under the TBA Purchase Agreement, one hundred percent (100%) of Buyer's cost to purchase the equipment or (ii) if this Agreement is terminated for any other reason, fifty percent (50%) of Buyer's cost to purchase the equipment.

         Section 17.2 Termination by Buyer. This Agreement may be terminated by Buyer, if not then in material default, upon written notice to Seller and the Company, if the FCC denies the Pro Forma FCC Consent.

ARTICLE 18. SPECIFIC PERFORMANCE

         Seller, MBC and the Company agree that the Initial Shares and the Option Shares are unique and valuable properties such that Buyer shall be entitled to sue for specific performance of the terms of this Agreement in the event of a breach by Seller, MBC or the Company with respect to either the Initial Closing or the Second Closing, in which case Seller, MBC and the Company shall waive the defense that there is an adequate remedy at law.

ARTICLE 19. INDEMNIFICATION

         Section 19.1 Seller's, MBC's and the Company's Indemnification. Seller, MBC and the Company shall jointly and severally indemnify, defend and hold Buyer harmless from and against any and all loss, cost, liability, damage and expense (including legal and other expenses incident thereto) of every kind, nature or description, arising out of: (a) the breach of any representation or warranty of Seller, MBC or the Company set forth in this Agreement or in any schedule or certificate delivered to Buyer pursuant hereto; (b) the breach of any of their covenants or other agreements contained in or arising out of this Agreement or the transactions contemplated hereby; or (c) the ownership of the Initial Shares prior to the Initial Closing, and the conduct of the business and operations of the Station and the ownership of the Option Shares prior to the Second Closing, including, but not limited to, any liability, judgment or damages against Buyer, its officers, directors, employees or agents, as a result of litigation involving the Company, Seller or MBC or the operation of the Station prior to each of the Closings. Buyer shall have the right to enforce its indemnification rights hereunder against Seller, MBC or the Company at its option. Following the Initial Closing, Seller and MBC shall not have any right of contribution against the Company for any indemnification payment made by Seller or MBC hereunder and each of Seller and MBC hereby waives any such right that it may have.

         Section 19.2 Buyer's Indemnification. Buyer shall indemnify, defend and hold Seller, MBC and the Company harmless from and against any and all loss, cost, liability, damage and expense (including legal and other expenses incident thereto) of every kind, nature or description, arising out of: (a) the breach of any representation or warranty of Buyer set forth in this Agreement or in any Schedule or certificate delivered to Seller, MBC or the Company pursuant hereto;
(b) the breach of any of Buyer's covenants and other agreements contained in or arising out of this Agreement or the transactions contemplated hereby; or (c) the ownership of the Common Stock after the Second Closing and the conduct of the business and operations of the Station after the Second Closing, including, but not limited to, any liability, judgment or damages against Seller, its employees or agents, as a result of litigation involving Buyer or the operation of the Station after the Second Closing.

         Section 19.3 Notice of Claim. Buyer, on the one hand, and Seller, MBC and the Company, on the other hand, upon discovery of the breach of any of the representations, warranties and covenants of the other under this Agreement, shall give to the other prompt written notice of the discovery of such breach. If any action, suit or proceeding shall be commenced against, or any claim or demand be asserted against Buyer, Seller, MBC or the Company, as the case may be, in respect of which such party proposes to seek indemnification from the other under this Article 19, then such party (hereinafter the "Claimant") shall notify the party from whom indemnification is sought (hereinafter the "Indemnifying Party") to that effect in writing with reasonable promptness and in any event, if such claim arises out of a claim by a person or entity other than the Claimant, then within fifteen (15) days after written notice of such claim was given to the Claimant.

         Section 19.4 Assumption and Defense of Third-Party Action. If any claim hereunder arises of out a claim against the Claimant by a third party, the Indemnifying Party shall have the right, at its own expense, to participate in or assume control of the defense of such claim, and the Claimant shall fully cooperate with the Indemnifying Party subject to reimbursement for actual out-of-pocket expenses incurred as the result of a request by the Indemnifying Party. If the Indemnifying Party elects to assume control of the defense of any third-party claim, the Claimant shall have the right to participate in the defense of such claim at its own expense. If a claim requires immediate action, the parties will make every effort to reach a decision with respect thereto as expeditiously as possible. If the Indemnifying Party does not elect to assume control or otherwise participate in the defense of any third-party claim, it shall be bound by the results obtained by the Claimant with respect to such claim. In no event shall the Indemnifying Party have the right to agree to a settlement which is binding upon Claimant without Claimant's prior consent which shall not be unreasonably withheld.

         Section 19.5 Limitation Period. No party shall be entitled to indemnification hereunder with respect to the breach of any representation, warranty or covenant contained herein unless such claim for indemnification is asserted in writing to the party from whom indemnification is sought within six
(6) months after the Second Closing, except that any claim for indemnification related to a claim by a third party, including claims by the Internal Revenue Service against the Company, Seller or MBC shall be made within the statute of limitations period applicable to such third-party claim.

ARTICLE 20. OTHER PROVISIONS

         Section 20.1 Survival of Representations, Warranties and Covenants. The representations, warranties, covenants, indemnities and agreements contained herein are and will be deemed and construed to be continuing representations, warranties, covenants, indemnities and agreements and will survive the respective Closings as to which breach or claim is asserted until the termination of the limitation period set forth in Section 19.5 hereof. Any investigations by or on behalf of any party hereto prior to or after the Closings shall not constitute a waiver as to enforcement of any representation, warranty, covenant or agreement contained herein.

         Section 20.2 Press Releases. Buyer, Seller, MBC and the Company shall jointly prepare, and determine the timing of, any press release or other announcement relating to the transactions contemplated by the Agreement. No party will issue any press release or make any other public announcement relating to the transactions contemplated by the Agreement without the prior consent of the other parties, except that any party may make any disclosure required to be made by it under applicable law (including the federal securities laws) or by this Agreement if it determines in good faith that it is appropriate to do so and provided further that it gives prior notice of any such disclosure to the other party hereto.

         Section 20.3 Further Assurances. At and after each of the Closings, Buyer, Seller, MBC and the Company will, without further consideration, execute and deliver such further instruments and documents and do such other acts and things as the other parties may reasonably request in order to effect or confirm the transactions contemplated by this Agreement.

         Section 20.4 Benefit and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. No party hereto may assign, transfer, encumber or otherwise convey its interest under this Agreement without the prior written consent of the other parties hereto; provided, however, that Buyer may assign its rights and interests under this Agreement to its lenders as collateral security for Buyer's obligations to such lenders.

         Section 20.5 Entire Agreement. This Agreement and the schedules attached hereto embody the entire agreement and understanding of the parties and supersedes any and all prior agreements, arrangements and understandings relating to matters provided for herein. No amendment, waiver of compliance with any provision or condition hereof, or consent pursuant to this Agreement will be effective unless evidenced by an instrument in writing signed by the party against whom enforcement of any waiver, amendment, extension or discharge is sought.

         Section 20.6 Headings. The headings are for convenience only and will not control or affect the meaning or construction of the provisions of this Agreement.

         Section 20.7 Governing Law. The construction and performance of this Agreement will be governed by the laws of the State of Florida (except for the choice of law provisions thereof). Seller, MBC and the Company (a) hereby irrevocably submit to the jurisdiction of the state courts of the State of Florida for the Palm Beach County and to the jurisdiction of the United States District Court for the Southern District of Florida, for the purpose of any suit, action, or other proceeding arising out of or based upon this Agreement, the Construction Agreement or the Shareholders Agreement or the subject matter hereof or thereof brought by Buyer or its successors or assigns and (b) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action, or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action, or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement, the Construction Agreement, or Shareholders Agreement or the subject matter hereof or thereof may not be enforced in or by such court, and (c) hereby waives and agrees not to seek any review by any court of any jurisdiction other than Florida or the United States which may be called upon to grant an enforcement of the judgment of any such Florida State or Federal Court. Seller, MBC and the Company hereby consent to service of process by certified or registered mail at the address to which notices are to be given. Seller, MBC or the Company agree that its submission to jurisdiction and its consent to service of process by mail is made for the express benefit of

Buyer. Final judgment against Seller, MBC and the Company in any such action, suit or proceeding may be enforced in other jurisdictions by suit, action, or proceeding on the judgment, or in any other manner provided by or pursuant to the laws of such other jurisdiction; provided, however, that Buyer may at its option bring suit, or institute other judicial proceedings, against Seller, MBC and the Company or any of its assets in any state or federal court of the United States or of any country or place where Seller, MBC and the Company or such assets, may be found.

         Section 20.8 Notices. All notices, demands, and requests required or permitted to be given under the provisions of this Agreement shall be (a) in writing, (b) delivered by personal delivery, or sent by commercial delivery service or registered or certified mail, return receipt requested, (c) deemed to have been given on the date of personal delivery or the date set forth in the records of the delivery service or on the return receipt, and (d) addressed as follows:

To Buyer:                  Paxson Communications of Charleston-29, Inc.
                           601 Clearwater Park Road
                           West Palm Beach, FL  33401
                           Attention:  Lowell W. Paxson

With a copy (which shall   John R. Feore, Jr., Esq.
not constitute notice) to: Dow, Lohnes & Albertson
                           A Professional Limited Liability Company
                           1200 New Hampshire Avenue, N.W.
                           Suite 800
                           Washington, D.C.  20036

To Company, MBC and        Channel 29 of Charleston, Inc.
Seller:                    Mountaineer Broadcasting Corp.
                           1121 Chestnut Street
                           Wilmette, Illinois 60091
                           Attention: William L. Kepper


With a copy (which shall   John D. Viener, Esq.
not constitute notice) to: Christy & Viener
                           620 Fifth Avenue
                           New York, NY 10020-2457


or to any other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section 20.8.

         Section 20.9 Counterparts. This Agreement may be signed in counterparts with the same effect as if the signature on each counterpart were upon the same instrument.

         Section 20.10 Guaranty. Paxson Communications Corporation hereby guarantees the full, complete and timely performance by Buyer of its obligations under this Agreement.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Stock Purchase Agreement as of the date first above written.

                                    CHANNEL 29 OF CHARLESTON, INC.



                                    By:/s/ William L. Kepper
                                       -----------------------------------
                                             William L. Kepper
                                             President

                                    MOUNTAINEER BROADCASTING CORP.






                                    By:/s/ William L. Kepper
                                       -----------------------------------
                                             William L. Kepper
                                             President


                                    WILLIAM L. KEPPER
                                    /s/ William L. Kepper
                                    --------------------------------------



                                    PAXSON COMMUNICATIONS OF
                                    CHARLESTON-29, INC.



                                    By:  /s/ Lowell W. Paxson
                                       -----------------------------------
                                       Name:  Lowell W. Paxson
                                       Title: Chairman


                                    FOR PURPOSES OF SECTION 20.10 ONLY:

                                    PAXSON COMMUNICATIONS
                                    CORPORATION

                                    By:  /s/ Lowell W. Paxson
                                       -----------------------------------
                                       Name:  Lowell W. Paxson
                                       Title: Chairman

                                   EXHIBIT A

                             CONSTRUCTION AGREEMENT

--------------------------------------------------------------------------------


                             CONSTRUCTION AGREEMENT

                                 BY AND BETWEEN

                         CHANNEL 29 OF CHARLESTON, INC.

                                      AND

                  PAXSON COMMUNICATIONS OF CHARLESTON-29, INC.

                                      FOR

                           TELEVISION STATION WKRP-TV
                           CHARLESTON, WEST VIRGINIA

                                      * * *


                               ____________, 1997


--------------------------------------------------------------------------------

                               TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----

SECTION 1.  DEFINITIONS ....................................................  1
SECTION 2.  THE WORK .......................................................  2
SECTION 3.  COMPLETION OF THE WORK .........................................  3
SECTION 4.  COST OF THE WORK ...............................................  3
SECTION 5.  BUDGET .........................................................  3
SECTION 6.  CONTRACTOR'S CONSTRUCTION OBLIGATIONS ..........................  3
SECTION 7.  SUBCONTRACTORS .................................................  4
SECTION 8.  PROTECTION OF PERSONS AND PROPERTY .............................  5
SECTION 9.  INSURANCE ......................................................  5
SECTION 10. DAMAGES ........................................................  6
SECTION 11. TERMINATION ....................................................  6
SECTION 12. MISCELLANEOUS PROVISIONS .......................................  6
SECTION 13. COUNTERPARTS ...................................................  8
SECTION 14. GUARANTY .......................................................  8

                             CONSTRUCTION AGREEMENT

         THIS CONSTRUCTION AGREEMENT (the "Agreement") is entered into as of this _____ day of _____ 1997, by and between PAXSON COMMUNICATIONS OF CHARLESTON-29, INC., a Florida corporation ("Contractor"), and CHANNEL 29 OF CHARLESTON, INC., a Delaware corporation ("Permittee").


                               W I T N E S S E T H

         WHEREAS, Permittee holds a Construction Permit issued by the Federal Communications Commission ("FCC") for new television station WKRP-TV, Channel 29, Charleston, West Virginia, FCC File No. BMPCT-891031KI (the "Construction Permit");

         WHEREAS, Permittee, Contractor, Mountaineer Broadcasting Corp. and William L. Kepper have entered into a Stock Purchase Agreement dated as of September 2, 1997 (the "Purchase Agreement"); and

         WHEREAS, the Purchase Agreement provides that Contractor and Permittee shall enter into this Agreement in order to permit Contractor to specify the materials and equipment required to construct the facilities proposed in the Construction Permit for new television station WKRP-TV, Channel 29, Charleston, West Virginia (the "Station"), and to undertake, following consultation with Permittee, such construction.

         NOW THEREFORE, in consideration of the above and of the mutual promises covenants contained herein, the parties, intending to be legally bound, agree as follows:

         SECTION 1. DEFINITIONS. In addition to the terms which are elsewhere defined in this Agreement, the following terms shall have the respective meanings hereinafter set forth:

                  A. "Budget" shall mean the preliminary budget as agreed to by Permittee and Contractor, as described in Schedule A attached hereto, as such Budget may be amended in accordance with Section 6 of this Agreement.

                  B. "Contract Documents" shall mean this Agreement, all authorizations issued to the Permittee for the Station's operation and construction, the Plans and Specifications and the Budget.

                  C. "Plans and Specifications" shall mean the plans and specifications described in Schedule B attached hereto, and as supplemented from time to time with the agreement of Contractor and Permittee.

                  D. "Work" shall mean all labor, materials and equipment necessary or appropriate for the construction of the facilities described in the Plans and Specifications as authorized in the Construction Permit.

         SECTION 2.  THE WORK.

                  A. Contractor agrees to do the following at Contractor's expense:

                     (i) In consultation with Permittee, specify for purchase by Contractor and lease by Permittee pursuant to the Lease Agreement (as defined below) of the equipment, supplies and materials necessary or appropriate for the construction and installation of the facilities described in the Plans and Specifications and as authorized in the Construction Permit; and

                     (ii) With the concurrence of the Permittee, construct and/or install the facilities described in the Plans and Specifications in accordance with the Construction Permit and all applicable zoning, building or other governmental laws, ordinances or regulations.

                  B. Permittee has done or agrees to do the following:

                     (i) Maintain in effect the Construction Permit, as it may be modified, including the filing, if necessary, of an application to extend the expiration date of the Construction Permit.

                     (ii) File with the FCC or any other governmental agency and prosecute to the full extent any amendments to the Construction Permit and any other applications which may be necessary for the implementation of the Construction Permit, the construction of the Station, and the commencement and continuation of the Station's operations as proposed in the Construction Permit;

                     (iii) Prepare and timely file with the FCC an application for license for the constructed facilities in accordance with the rules and regulations of the FCC; and

                     (iv) Cooperate with Contractor in timely filing and obtaining any zoning, building and other permits that are required in connection with the Plans and Specifications and the Work and execute the necessary documents and agreements provided by Contractor in accordance with its obligations hereunder and maintain in full force and effect the lease for the Station's transmitter site.

         SECTION 3.  COMPLETION OF THE WORK.

                  A. The Work shall be commenced upon the execution of this Agreement and shall be substantially completed in accordance with the buildout schedule attached hereto as Exhibit D; provided, however, that the parties agree that the dates set forth in such buildout schedule shall be extended by reason of strikes, labor troubles, inability to procure material, failure of power, governmental actions or inactions, riots, insurrection, war, weather conditions or other reasons beyond the control of the parties.

                  B. The Work shall be deemed to be substantially complete when
(i) construction is sufficiently complete, in accordance with the Contract Documents, so that the Station may begin operating pursuant to Program Test Authority under FCC rules using the facilities proposed in the Construction Permit and (ii) all permits, modifications of permits, authorizations and licenses necessary to operate such facilities have been obtained. Any Work required by the Contract Documents which remains to be completed after the date of substantial completion shall, if reasonably feasible, be completed by Contractor within ninety (90) days after the date of substantial completion.

                  C. Upon substantial completion of the construction of the Station as specified above, Contractor and Permittee shall enter into a Lease Agreement (the "Lease Agreement") which is attached hereto as Schedule C.

         SECTION 4. COST OF THE WORK. Contractor shall be responsible for the entire cost of the Work.

         SECTION 5. BUDGET. Permittee and Contractor acknowledge and agree that the Budget represents the estimated cost of the Work. Promptly after the date hereof, Contractor shall obtain firm bids from responsible manufacturers, suppliers, and contractors approved by Permittee for the performance of the Work or portions thereof, and shall supply copies of all bids to Permittee. Upon receipt of the bids and upon the agreement by Permittee and Contractor to accept those bids, Contractor shall accept the bids and the Budget shall be adjusted to conform to the bids.

         SECTION 6.  CONTRACTOR'S CONSTRUCTION OBLIGATIONS.

                  A. Contractor shall supervise and direct the Work, using its best skill and attention and, subject to the concurrence of Permittee, shall be responsible for all construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under this Agreement.

                  B. Contractor shall be responsible to the Permittee for the acts and omissions of Contractor's employees, contractors, subcontractors and other persons providing or performing any of the Work.

                  C. Unless otherwise provided in the Contract Documents, Contractor shall provide all labor, materials, equipment, tools, construction, equipment and machinery, water, heat, utilities, transportation and other facilities and services necessary for the proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

                  D. Contractor shall at all times enforce strict discipline and good order among any person working at the construction site.

                  E. Contractor warrants to Permittee that all materials and equipment furnished under this Contract will be new, unless otherwise specified in Exhibit A, and that all Work will be of good quality, free from faults and defects and in conformance with the Contract Documents.

                  F. Contractor shall comply in all material respects with all laws, ordinances, rules, regulations and lawful orders of any public authority bearing on the performance of the Work.

                  G. Contractor shall prepare and submit to Permittee an estimated progress schedule for the Work. The progress schedule shall be related to the entire project to the extent required by the Contract Documents and shall provide for expeditious and practicable completion of the Work.

                  H. Contractor at all times shall keep the construction site free from accumulation of waste material or rubbish caused by the Work. At the completion of the Work, Contractor shall remove or cause to be removed all waste materials and rubbish from and about the construction site and tools, construction equipment, machinery and surplus materials.

         SECTION 7. SUBCONTRACTORS. By an appropriate written agreement, Contractor shall require each subcontractor retained by Contractor to be bound by the terms of the Contract Documents, and to assume all the obligations and responsibilities which Contractor, by those documents, assumes toward Permittee.

         SECTION 8.  PROTECTION OF PERSONS AND PROPERTY.

                  A. Contractor shall take all reasonable precautions for the safety of, and shall provide all reasonable protection to prevent damage, injury or loss to:

                     (i)   all individuals employed to perform the Work;

                     (ii) all materials and equipment to be used in the Work, whether in storage, on or off the site, under the care, custody or control of Contractor or any of its subcontractors; and

                     (iii) other property at the site or adjacent thereto.

                  B. Contractor shall give all notices and comply in all material respects with all applicable laws, ordinances, rules, regulations and lawful orders of any public authority bearing on the safety of persons or property or their protection from damage, injury or loss.

         SECTION 9.  INSURANCE.

                  A. Contractor shall purchase and maintain or cause to be purchased and maintained such insurance as will protect Contractor and Permittee from claims set forth below which may arise out of or result from the Work, whether such operations be by Contractor or by any subcontractor or by anyone directly or indirectly employed by any of them, or by anyone for whose acts any of them may be liable:

                     (i) claims under workmen's compensation, disability benefit and other similar employee benefit acts;

                     (ii) claims for damages because of bodily injury, occupational sickness or disease, or death;

                     (iii) claims for damages insured by usual personal injury liability coverage which are sustained (1) by any person as a result of an offense directly or indirectly related to the employment of such person by Contractor, or (2) by any other person;

                     (iv) claims for damages, other than to the Work itself, because of injury to or destruction of tangible property; and

                     (v) claims for damages because of bodily injury or death or any property damage arising out of the ownership, maintenance or use of any motor vehicle in respect of the Work.

                  B. The insurance required by this Section shall be written for not less than the limits of liability agreed to by Contractor and Permittee or required by law, whichever is greater.

                  C. Certificates of Insurance acceptable to Permittee and Contractor shall be delivered to Permittee prior to commencement of the Work. These Certificates shall contain a provision that coverage afforded under the policies will not be canceled until at least thirty (30) days' prior written notice has been given to the Permittee.

                  D. Permittee shall purchase and maintain property insurance upon the entire Work to the full insurable value thereof. This insurance shall insure against the perils of fire and extended coverage, shall include "all risk" insurance for physical loss or damage including, without duplication of coverage, theft, vandalism and malicious mischief and shall provide that all proceeds from such insurance shall go to Contractor.

         SECTION 10. DAMAGES. In the event of a default by Contractor of its obligations under this Agreement or the failure of Contractor to complete the Work, Contractor shall not be liable to Permittee for any consequential damages as a result of such failure or delay. The sole liability of Contractor to Permittee shall be for the full cost and expense of completing the Work in accordance with the Contract Documents and the Plans and Specifications.

         SECTION 11. TERMINATION. This Agreement shall terminate, and neither party shall have any further obligation hereunder, upon the earlier to occur of
(a) the completion of the Work, (b) the Second Closing (as defined in the Purchase Agreement) or (c) the termination of the Purchase Agreement in accordance with its terms. This Agreement may also be terminated by either Contractor or Permittee (the "Terminating Party") upon a material breach of this Agreement by the other party hereto (the "Defaulting Party") if (i) the Defaulting Party has not cured such breach within fifteen (15) days following written notice of such breach by the Terminating Party to the Defaulting Party and (ii) the Terminating Party is not in material breach of this Agreement or the Purchase Agreement; provided that such cure period shall be extended for a period of thirty days if the Defaulting Party is diligently attempting to cure such breach and such extension will not have a material adverse effect on the Terminating Party.

         SECTION 12.  MISCELLANEOUS PROVISIONS.

                  A. The Contract shall be governed by the laws of the State of Florida applicable to contracts made and to be performed there, without reference to the principles of the conflicts of law.

                  B. Permittee and Contractor each binds itself and its successors, assigns and legal representatives to the other party hereto and to the successors, assigns and legal representatives of such other party with respect to all covenants, agreements and obligations contained in the Contract Documents.

                  C. The parties hereto agree to cooperate fully with each other in preparing, filing, prosecuting, advocating grant, and taking any other actions necessary with respect to any applications or actions which are or may be necessary to obtain the consent of the FCC or of any other governmental instrumentality, or any third party to, or are or may be necessary or helpful in order to accomplish the transactions contemplated by this Agreement.

                  D. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be (i) in writing, (ii) delivered by personal delivery or sent by commercial delivery service or certified mail, return receipt requested, (iii) deemed to have been given on the date of personal delivery, the date set forth in the records of the delivery service or on the return receipt, and (iv) addressed as follows::

If to Permittee:                    Channel 29 of Charleston, Inc.
                                    1121 Chestnut Street
                                    Wilmette, Illinois 60091
                                    Attention: William L. Kepper

If to Contractor:                   Mr. Lowell W. Paxson
                                    Paxson Communications of Charleston-29, Inc.
                                    601 Clearwater Park Road
                                    West Palm Beach, Florida  33401

or to any such other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section 12.D.

                  E. No action or failure to act by Permittee or Contractor shall constitute a waiver of any right or duty afforded any of them under this Agreement, nor shall any such action or failure to act constitute an approval of or acquiescence in any breach thereunder, except as may be specifically agreed in writing.

                  F. If the Contract Documents, laws, ordinances, rules, regulations or orders or any public authority having jurisdiction require any portion of the Work to be inspected, tested or approved, Contractor shall give Permittee timely notice of its readiness so Permittee may observe such inspection, testing or approval.

                  G. Licensee's and Contractor's respective obligations hereunder are unique and valuable and not readily subject to compensation by money damages alone. Accordingly, in the event either party should breach its obligations under this Agreement, the other party shall be entitled to an order directing specific performance from a court of competent jurisdiction, in addition to all other remedies at law or in equity.

         SECTION 13. COUNTERPARTS. This Agreement may be signed in any number of counterparts with the same effect as if the signatures on all counterparts were upon the same instrument.

         SECTION 14. GUARANTY. Paxson Communications Corporation hereby guarantees the full, complete and timely performance by Contractor of its obligations under this Agreement.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Permittee and Contractor have executed this Construction Agreement as of the date first above written.

                                    PAXSON COMMUNICATIONS OF
                                    CHARLESTON-29, INC.



                                    By:
                                       ---------------------------------------
                                             Name:
                                             Title:



                                    CHANNEL 29 OF CHARLESTON, INC.



                                    By:
                                        --------------------------------------
                                             William L. Kepper
                                             President



                                    FOR PURPOSES OF SECTION 14 ONLY:

                                    PAXSON COMMUNICATIONS
                                    CORPORATION



                                    By:
                                       ---------------------------------------
                                             Name:
                                             Title:

                                   SCHEDULE A


                                     BUDGET

                                            WKRP CH29 CHARLESTON WV
                                                  AUTOMATED ???

                1                                TRANSMITTER BUILDING                   ESTIMATE        $286,000
                1                                        LAND                           ESTIMATE              $0
                1                                    500 FT TOWER                       ESTIMATE        $403,822
                1                                  TOWER FOUNDATIONS                    ESTIMATE        $200,000
                1                                     EXCAVATION                        ESTIMATE         $50,000

           Sub-Total                                                                                    $939,822


Corp            1                            TRANSMITTER COMARK 80 KW 10T               $820,000        $820,000
Corp            1                                  VOLTAGE REGULATOR                     $20,000         $20,000
                1                                   SURGE PROTECTOR                       $9,000          $9,000
Corp            1                             DIELECTRIC 6 1/8 INCH COAX                 $89,120         $89,120
Corp            1                      DIELECTRIC SIDE MOUNT ANTENNA WITH RADOM         $132,000        $132,000
Corp            1                                      SHIPPING                          $12,000         $12,000
Corp            1                             MOSELEY MRC2 REMOTE CONTROL                $31,460         $31,460
               600                     400 GALLON OF DISTILLED WATER FOR COOLANT              $8          $4,800
                1                                  GLYCOL & DISPOSAL                      $2,000          $2,000
Corp            1                               ORBAN 6182A-U75 OPTIMOD                   $5,812          $5,812
Corp            1                            ORBAN 8185A STEREO GENERATOR                 $6,621          $6,621
                1                             FIRST AIR & SAFETY DEVICES                  $1,000          $1,000
                1                              MISC. HAND & POWER TOOLS                   $2,000          $2,000
                1                         MISC. SUPPLIES, HARDWARE AND WIRING             $5,000          $5,000

           Sub-Total                                                                                    $920,822


Corp            1                        MRC 7 GIG 1 HOP HOT STANDBY MICROWAVE          $96,000          $96,000
                1                                    INSTALLATION                       $20,000          $20,000

           Sub-Total                                                                                    $116,000


Corp            3                          ADC CC-1074G 2' VIDEO PATCH CORD                $23               $68
Corp            4                            ADC PJ-82 2' AUDIO PATCH CORD                 $23               $92
Corp            3                         ADC PPA3-18MK11-NS AUDIO PRO-PATCH              $634            $1,802
Corp            2                        ADC PPI-2224RS-75N VIDEO PATCH PANEL             $983            $1,926
Corp            1                          BELAR TVM-100 MODULATION MONITOR             $5,337            $5,337
Corp            1                 BELAR TVM-230 DIGITAL BTSC STERIO MONITOR/ANALYZER    $6,573            $6,673
Corp            1                        CHYRON/TFT EAS 911T/MASTER CG PACKAGE          $9,239            $9,239
Corp            1                     CLEAR-COM 2-CHANNEL STEREO MONITOR SPEAKER          $531              $531
Corp            1                             CROWN D-70 SERIES AMPLIFIER                 $421              $421
Corp            0                     DNF ST-60-S/DRN DUAL INTERFACE FOR UVW-1800         $882                $0
Corp            1                             DNF ST-100-S REMOTE CONTROL                 $750              $750
Corp            0                               DNF 1X8 RS-422 SWITCHER                   $838                $0
Corp            0                             DNF SMARTER SWITCHER OPTION                 $132                $0
Corp            0                                   DNF CUE OPTION                        $132                $0
Corp            2                               DORROUGH 40-A2 VU METER                   $427              $854
Corp            1                       DORROUGH 40-D1 DUAL RACKMOUNT FOR 40-A             $40               $40
Corp            1                   DPS 2200-2S DUAL CHANNEL MICROSYNCH RACK SYSTEM     $2,749            $2,749
Corp            1                           DPS DPS-235 SINGLE CHANNEL TBC              $1,570            $1,570
Corp            0                        ESE ES-161AP 0.55" DISPLAY/RACK MOUNT            $248                $0
Corp            1                ESE ES-185 GPS MASTER CLOCK WITH SMPTE TIME CODE OUT   $2,383            $2,383
Corp            1                        ESE ES-993AP 2.2" DISPLAY/RACK MOUNT             $597              $597
Corp            1                             GRASS VALLEY 7510N PROC AMP               $1,664            $1,664
Corp            1                          GRASS VALLEY 7510T1-115 1RU FRAME              $754              $754
Corp            2                            JBL CONTROL 1 MONITOR SPEAKER                 $98              $197

                                    Page 1                               8/25/97

Corp          1                       LEITCH MGI-1302N-8VC NTSC MOTION LOGO GENERATOR                   $7,187          $7,187
Corp          0                        MATTHEY NV-180 SWITCHABLE DELAY LINE WITH TRIM                     $336              $0
Corp          1                           ORBAN 8200ST STEREO COMPRESSOR/LIMITER                        $1,400          $1,400
Corp          2                            SONY MB-5028 RACK FRAME FOR PVM 1354Q                          $154            $308
Corp          1                       SONY PAC-8041Q DUAL 8" COLOR MONITOR W/RACKMOUNT                  $2,006          $2,006
Corp          2                                    SONY PVM-1354Q MONITOR                               $1,067          $2,135
Corp          2                         SONY PVM-411 4" QUADRUPLE MONOCHROME MONITOR                    $1,618          $3,238
Corp          3                              SONY RMM-130 UVW SERIES RACKMOUNT                            $167            $472
Corp          3                              SONY UVR-60 REMOTE CONTROL FOR TBC                           $634          $1,801
Corp          3                            SONY UVW-1800 EDITING BETACAM SP VCR                         $8,300         $24,900
Corp          4                                   STANTRON RACK ASSEMBLIES                                $782          $3,170
Corp          4                            STANTRON CONSOLE ASSEMBLIES AND TABLE                        $1,528          $8,110
Corp          1                         TEKTRONIX 1700F05 SIDE-BY-SIDE RACK ADAPTER                       $230            $230
Corp          1                          TEKTRONIX 1700F05 BLANK PANEL FOR 1700F05                         $55             $55
Corp          1                          TEKTRONIX 1780R VIDEO TEST MEASUREMENT SET                    $10,130         $10,130
Corp          1                             TEKTRONIX 760A STEREO AUDIO MONITOR                         $2,303          $2,303
Corp          1                     TEKTRONIX ECO-170A SYNC GENERATOR CHANGE-OVER UNIT                  $2,303          $2,303
Corp          1                            TEKTRONIX SPG-170A NTSC SYNC GENERATOR                       $3,202          $3,202
Corp          1                    TEKTRONIX SPG-170A OPTION 01 COLOR BAR PLUS AUDIO TONE                 $921            $921
Corp          1                            TEKTRONIX TSG-170A NTSC TEST GENERATOR                       $4,837          $4,837
Corp          1                    TEKTRONIX TSG-170A OPTION 01 COLOR BAR PLUS AUDIO TONE                 $921            $921
Corp          1                         TEKTRONIX TVGF11A RACK ASSEMBLY FOR VITS 100                       $92             $92
Corp          1                                      TEKTRONIX VITS-100                                 $2,211          $2,211
Corp          0                           UTAH PS-18 REDUNDANT POWER SUPPLY/MC-501                        $600              $0
Corp          0                           UTAH PS-50 REDUNDANT POWER SUPPLY/SPS-8                         $489              $0
Corp          8                                    UTAH ADA-4X28 AUDIO DA                                 $280          $2,240
Corp          1                    UTAH AVS2-B VAA-60/10 10X10 VIDEO/STEREO AUDIO ROUTER               $10,701         $10,701
Corp          0                               UTAH BPS-8S 8X1 BYPASS SWITCHER                           $2,888              $0
Corp          1                            UTAH CS-1 REDUNDANT POWER SUPPLY/AVS-2                         $641            $641
Corp          1                                UTAH OSP-16160/4 CONTROL PANEL                           $1,500          $1,500
Corp          1                                 UTAH CSP-40/4 CONTROL PANEL                               $750            $750
Corp          0                    UTAH MC-601C-SLM MCR SWITCHER (20 INPUTS) WITH MG0-500              $18,806              $0
Corp          2                               UTAH PS-50BA AUDIO POWER SUPPLY                             $304            $608
Corp          2                               UTAH PS-50BV VIDEO POWER SUPPLY                             $304            $608
Corp          2                                    UTAH RF50B RACK FRAME                                  $384            $768
Corp          1                        UTAH SC-1 REDUNDANT CONTROL/MEMORY CARD/AVS-2                      $641            $641
Corp          8                                    UTAH VDA-4X25 VIDEO DA                                 $324          $2,592
Corp          1                       VIDEOTEK DM-154 HIGH PERFORMANCE TV DEMODULATOR                   $4,209          $4,209
Corp          3                                   WKHIRLWIND AUDIO MIXERS                                 $262            $755
Corp          1                             TEKTRONIX PROFILE DISK BASED SYSTEM                        $82,681         $82,681
Corp          1                                   LOUTH AUTOMATION SYSTEM                              $84,875         $84,875
Corp          1                                        MAGNI WVM-720                                    $5,110          $5,110

           Sub-Total                                                                                                  $285,336


Corp          1                         SCITEX VSCS-9 VIDEOSPHERE WITH DVSFX EFFECTS                   $49,386         $49,386
Corp          1                             SCITEX VIDEOSPHERE PLATINUM WARRANTY                        $3,750          $3,750
Corp          1                                  SONY UVW-1800 TAPE MACHINE                             $8,300          $8,300
Corp          1                              SONY UVR-60 REMOTE CONTROL FOR TBC                           $534            $534
Corp          1                               TEKTRONIX 1740A WFM/VECTORSCOPE                           $4,141          $4,141
Corp          1                                  VIDEOTEK PTC-1 1740 CASE                                 $138            $138
Corp          1                               WINSTEAD E4583 84" WIDE CONSOLE                           $1,309          $1,309
Corp          1                                     COMPACT DISK PLAYER                                 $3,000          $3,000
Corp          1                                    SONY DAT RECORD/PLAYER                               $3,000          $3,000
Corp          1                                         TAPE BACKUP                                     $4,500          $4,500

           Sub-Total                                                                                                   $78,057


Corp           1                       K&H PRODUCTS MO8044 MONITOR CASE FOR PVM-8041Q                     $116            $116
Corp           1                            K&H PRODUCTS MOVA500 CASE FOR VA-300                           $67             $67

                                    Page 2                               8/25/97

Corp            1                 K&H PRODUCTS PC101 MEDIUM CAPACITY PRODUCTION CASE                    $153            $153
Corp            1                       K&H PRODUCTS PC2 LARGE CAPACITY CASE                            $261            $261
Corp            1                K&H PRODUCTS SC837AP3 SHOULDER CASE DXC 837A/PVV-3                     $238            $238
Corp            1                  K&H PRODUCTS TM MUMMY CASE FOR SACHTLER TRIPOD                       $195            $195
Corp            1                         LOWEL TO-98 LIGHT KIT (SOLO KIT)                            $2,242          $2,242
Corp            1                         SENNHEISER ME66 SHORT SHOTGUN MIC                             $209            $209
Corp            3                  SENNHEISER MKE2-60 LAVALIER MIC W/POWER ADAPTOR                      $445          $1,334
Corp            1                        SHURE FP-32A PORTABLE STEREO MIXER                           $1,345          $1,345
Corp            1                              SONY AC-550 AC ADAPTOR                                   $718            $718
Corp            1                            SONY BC-1WD BATTERY CHARGER                                $607            $607
Corp            1                      SONY CANON YJ17X9.58KRS 17:1 ZOOM LENS                         $2,770          $2,770
Corp            1                            SONY DXC-D30L CAMERA SYSTEM                             $12,135         $12,135
Corp           12                       SONY NP-18 NICAD BATTERY, 12V, 2.3A/H                            $93          $1,114
Corp            1                     SONY FVM-5041Q 8" PORTABLE COLOR MONITOR                          $927            $927
Corp            1                      SONY PVV-3 BETACAM SP DOCKABLE RECORDER                        $8,798          $8,798
Corp            1                           SONY VA-300 PLAYBACK ADAPTOR                              $1,966          $1,966
Corp            1                  TELEX FMR-150 LAPEL WIRELESS MICROPHONE SYSTEM                       $739            $739
Corp            1                 VINTEN 3D-12M FLUID HEAD/2-STAGE TRIPOD/SPREADER                    $4,912          $4,912

           Sub-Total                                                                                                 $40,848


Corp            1                COMTECH 5.0 METER MOTORIZED ANT & CTI EC8 CONTROLLER                $22,443         $22,443
Corp            0                  COMTECH 5.0 METER FIXED DISH W/C&Ku BAND 4 POLE                    $8,689              $0
Corp            1                 PARACLIPSE 3.8 METER FIXED DISH (4 POLE) FOR XMTR                   $1,666          $1,666
Corp            2                 STANDARD COMMUNICATIONS MT-830BR-PKG SATELITE REC.                  $3,332          $8,664
Corp            2                     SCIENTIFIC ATLANTA MPEG2 PAXNET RECEIVER                        $1,676          $3,350
Corp            4                      CLNB15-G500 16 DEGREE "C" LNB (NOR8120)                          $391          $1,563
Corp            4                        KLNB 8-D500 .8dB "Ku"LNB (NOR4108A)                            $299          $1,195

           Sub-Total                                                                                                 $38,882

Corp            4                          ADC CC1074G 2' VIDEO PATCH CORD                               $23             $90
Corp            5                           ADO PJ82 2' AUDIO PATCH CORD                                 $23            $138
Corp            1                ADC PPA3-18MK11-NS AUDIO PRO PATCH, NORMALS STRAPPED                   $834            $834
Corp            1                       ADC PPI-2224RS-75N VIDEO PATCH PANEL                            $983            $983
Corp            1                            CROWN D-75 SERIES AMPLIFIER                                $421            $421
Corp            2                     ELECTRO-VOICE SENTRY 100A MONITOR SPEAKER                         $327            $854
Corp            1                            GRASS VALLEY 7510N PROC AMP                              $1,684          $1,684
Corp            1                         GRASS VALLEY 7510T1-115 1RU FRAME                             $754            $754
Corp            1                       SONY MB-502B RACK FRAME FOR PVM-1354Q                           $154            $154
Corp            1                              SONY PVM-1364Q MONITOR                                 $1,067          $1,067
Corp            2                      STANTRON D60078LLH, LOUVERED BACK DOOR                           $138            $271
Corp            1                  STANTRON H100KITZ, BLACK 10X-32X5/8 BAG OF 100                        $22             $22
Corp            2                        STANTRON P28L, TOP PANEL, LOUVERED                              $29             $57
Corp            2                 STANTRON PM4051C, 6' PLUGMOLD (12 OUTLET-15A/125V)                     $88            $178
Corp            2                   STANTRON SF2007830, RACK (19"HPS,78"VPS,30"D)                       $437            $874
Corp            2                  STANTRON SS2007830, SIDE PANEL, SQ, 76"VPS,30"D                      $140            $280
Corp            1                    TEKTRONIX 1700F05 SIDE BY SIDE RACK ADAPTOR                        $230            $230
Corp            1                           TEKTRONIX 1700F06 BLANK PANEL                                $55             $55
Corp            1                        TEKTRONIX 1780F05 SHELF FOR TV-1350                            $169            $169
Corp            1                    TEKTRONIX 1780R VIDEO TEST MEASUREMENT SET                      $10,130         $10,130
Corp            1                        TEKTRONIX 760A STEREO AUDIO MONITOR                          $2,303          $2,303
Corp            1                        TEKTRONIX ZZA931 TV-1350 RACK RAILS                             $83             $83
Corp            1                         TEKTRONIX TV-1350 TV DEMODULATOR                           $21,145         $21,145
Corp            1                           TEKTRONIX 1910 TEST GENERATOR                             $7,838          $7,838
Corp            2                              UTAH ADA-4X2B AUDIO DA                                   $280            $560
Corp            2                          UTAH PS-50BA AUDIO POWER SUPPLY                              $304            $608
Corp            2                          UTAH PS-608V VIDEO POWER SUPPLY                              $304            $608
Corp            2                              UTAH RF-50B RACK FRAME                                   $384            $768
Corp            1                              UTAH VDA-4X2B VIDEO DA                                   $324            $324


                                         Page 3                          8/25/97

                                   SCHEDULE B


                            PLANS AND SPECIFICATIONS

                               CONSTRUCTION PERMIT

[SEAL]                      United States of America

                       FEDERAL COMMUNICATIONS COMMISSION
                          TELEVISION BROADCAST STATION
                              CONSTRUCTION PERMIT
                                                   Authorizing Official:
Official Mailing Address:                          /s/ Clay C. Pendarvis
-------------------------                          ---------------------
                                                   Clay C. Pendarvis
WKRP-TV, INC.                                      Chief, TV Branch
835 Hillcrest Drive                                Video Services Division
CHARLESTON, WV 25311                               Mass Media Bureau

-------------------------
                                                   Current Date:
Call Sign: WKRP-TV                                 ???? 1996
                                                   This permit expires 3:00 a.m.
                                                   local time, 6 months after
                                                   grant date specified above.
Permit File No.: BMPCT-891031KI

This Permit Modifies Permit No.: 870121KN

Subject to the provision of the Communications Act of 1934, as amended, subsequent acts and treaties, and all regulations heretofore or hereafter made by this Commission, and further subject to the conditions set forth in this permit, the permittee is hereby authorized to construct the radio transmitting apparatus herein described. Installation and adjustment of equipment not specifically set forth herein shall be in accordance with representations contained in the permittee's application for construction permit except for such modifications as are presently permitted, without application, by the Commission's Rules.

This permit shall be automatically forfeited if the station is not ready for operation within the time specified (date of expiration) or within such further time as the Commission may allow, unless completion of the station is prevented by causes not under the control of the permittee. See Sections 73.3598,
73.3599 and 73.3534 of the Commission's Rules.

Equipment and program tests shall be conducted only pursuant to Sections
73.1610 and 73.1620 of the Commission's Rules.

Name of Permittee:

     P.S.A., INC.

Station Location:

         WV-CHARLESTON

Frequency (MHz): 560.0 - 566.0

FCC Form 352-A October 21, 1985                                        Page 1

Carrier Frequency: (MHz): 561.25 Visual 565.75 Aural

Channel: 029

Hours of Operation: Unlimited

Transmitter location (address or description):

   Poco River hnt, fsh, rec Club, inc., grnds Putnam Co., WV.

Transmitter:  Type Accepted.  See Sections 73.1660, 73.1665 and 73.1670
              of the Commission's Rules.

Antenna type:  (direction or non-directional): Directional

   Description: DIELECTRIC TFU-33JSM/R-C170


   Beam Tilt:  .50 Degrees Electrical

   Major lobe directions (degrees true): 119.0  261.0

Antenna Coordinates: North Latitude :  38   28   12
                     West Longitude:  81   46   35

Transmitter output power...............: As required to achieve authorized ERP

Maximum effective radiated power (PEAK): 1580.0 kW
                                       : 32.0 DBK

Height of radiation center above ground...........:     141 Meters

Height of radiation center above mean sea level...:     452 Meters

Height of radiation center above average terrain..:     212 Meters

Antenna structure registration number:  none

Overall height of antenna structure above ground
   (including obstruction lighting if any)........:     152 Meters



Obstruction marking and lighting specifications for antenna structure:

It is to be expressly understood that the issuance of these specifications is in no way to be considered as precluding additional or modified marking or lighting as may hereafter be required under the provisions of Section 303(q) of the Communications Act of 1934, as amended.

 PARAGRAPH 01.0, FCC FORM 715 (OCTOBER 1985):
Antenna structures shall be painted throughout their height with alternate bands of aviation surface orange and white, terminating with aviation surface orange bands at both top and bottom. The width of the bands shall be equal and approximately one-seventh the height of the


FCC Form 352-A  October 21, 1985                                         Page 2
structure, provided however, that the bands shall not be more than 100 feet nor less than 1 and 1 2 feet in width. All towers shall be cleaned and repainted as often as necessary to maintain good visibility.

 PARAGRAPH 03.0, FCC FORM 715 (APRIL 1985):
There shall be installed at the top of the structure one 300 m/m electric code beacon equipped with two 620- or 700-watt lamps (PS-40, Code Beacon type), both lamps to burn simultaneously, and equipped with aviation red color filters. Where a rod or other construction of not more than 20 feet in height and incapable of supporting this beacon is mounted on top of the structure and it is determined that this additional construction does not permit unobstructed visibility of the code beacon from aircraft at any normal angle of approach, there shall be installed two such beacons positioned so as to insure unobstructed visibility of at least one of the beacons from aircraft at any normal angle of approach. The beacons shall be equipped with a flashing mechanism producing not more than 40 flashes per minute nor less than 12 flashes per minute with a period of darkness equal to approximately one-half of the luminous period.

 PARAGRAPH 04.0, FCC FORM 715 (APRIL 1985):
At approximately one-half of the overall height of the tower one similar flashing 300 m/m electric code beacon shall be installed in such position within the tower proper that the structural members will not impair the visibility of this beacon from aircraft at any normal angle of approach. In the event this beacon cannot be installed in a manner to insure unobstructed visibility of it from aircraft at any normal angle of approach, there shall be installed two such beacons. Each beacon shall be mounted on the outside of the tower of the prescribed height.

 PARAGRAPH 13.0, FCC FORM 715 (APRIL 1985):
On levels at approximately three-fourths and one-fourth of the over-all height of the tower, at least one 116- or 125-watt lamp (A21/TS) enclosed in an aviation red obstruction light globe shall be installed on each outside corner of the structure.

 PARAGRAPH 21.0, FCC FORM 715 (APRIL 1985):
All lighting shall burn continuously or shall be controlled by a light sensitive devise adjusted so that the lights will be turned on at a north sky light intensity level of about 35 foot candles and turned off at a north sky light intensity level of about 58 foot candles.

 PARAGRAPH 22.0, FCC FORM 715 (APRIL 1985):
During construction of an antenna structure, for which obstruction lighting is required, at least two 116- or 125-watt lamps (A21/TS) enclosed in aviation red obstruction light globes, shall be installed at the uppermost point of the structure. In addition, as the height of the structure exceeds each level at which permanent obstruction lights will be required, two similar lights shall be displayed nightly from sunset to sunrise until the permanent obstruction lights have been installed and placed in operation, and shall be positioned so as to insure unobstructed visibility of at least one of the lights at any normal angle of approach. In lieu of the above temporary warning

FCC Form 352-A October 21, 1985                                          Page 3
lights, the permanent obstruction lighting fixtures may be installed and operated at each required level as each such level is exceeded in height during construction.


Special operating conditions or restrictions:

  1. Grant of this authorization is conditioned on the outcome of the digital television (DTV, rule making proceeding in MM Docket No. 87-268. To the extent that the station's Grade B contour or potential for causing interference is extended into new areas by this authorization, the Commission may require the facilities authorized herein to be reduced or modified.

                          *** END OF AUTHORIZATION ***


FCC Form 352-A    October 21, 1985                                        Page 4

                                   SCHEDULE C


                                 LEASE AGREEMENT

                                                                      SCHEDULE C



--------------------------------------------------------------------------------

                                    FACILITY

                                 LEASE AGREEMENT

                                 BY AND BETWEEN

                         CHANNEL 29 OF CHARLESTON, INC.

                                       AND

                            PAXSON COMMUNICATIONS OF
                               CHARLESTON-29, INC.

                                       FOR

                           TELEVISION STATION WKRP-TV
                            CHARLESTON, WEST VIRGINIA


                                      * * *

                               __________ __, 199_


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                                Page
                                                                                                                ----

SECTION 1.  TERM...............................................................................................   1
         (a)        Initial and Renewal Term...................................................................   1
         (b)        Holding Over...............................................................................   2
         (c)        Automatic Termination......................................................................   2

SECTION 2.  RENT AND TAXES.....................................................................................   2
         (a)        Rent for Initial and Renewal Terms.........................................................   2
         (b)        Security Deposit...........................................................................   3
         (c)        Taxes......................................................................................   3
         (d)        Payment....................................................................................   3

SECTION 3.  USE OF ASSETS......................................................................................   3

SECTION 4.  UTILITIES..........................................................................................   4

SECTION 5.  ALTERATIONS........................................................................................   4

SECTION 6.  MAINTENANCE AND REPAIRS............................................................................   5

SECTION 7.  INDEMNITY AND INDEMNITY INSURANCE..................................................................   6

SECTION 8.  ASSIGNMENT.........................................................................................   6

SECTION 9.  CONDEMNATION.......................................................................................   6

SECTION 10.  INTERFERENCE AND RF RADIATION.....................................................................   7
         (a)        General....................................................................................   7
         (b)        Interference to Lessee.....................................................................   7
         (c)        Interference Defined.......................................................................   8
         (d)        Dispute as to Interference.................................................................   8
         (e)        RF Radiation...............................................................................   8

SECTION 11.  FORCE MAJEURE.....................................................................................   8

SECTION 12.  MECHANICS' LIENS..................................................................................   8

SECTION 13.  LESSOR'S LIEN.....................................................................................   9

SECTION 14.  QUIET ENJOYMENT...................................................................................   9

                                                                                                                Page
                                                                                                                ----


SECTION 15.  DEFAULT...........................................................................................   9

SECTION 16.  SURRENDER OF LEASED FACILITIES....................................................................   9

SECTION 17.  NOTICES...........................................................................................  10

SECTION 18.  PROPERTY INSURANCE................................................................................  10

SECTION 19.  TAXES.............................................................................................  11

SECTION 20.  CAPTIONS..........................................................................................  11

SECTION 21.  COVENANTS TO BIND AND BENEFIT RESPECTIVE PARTIES..................................................  11

SECTION 22.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND
             COVENANTS.........................................................................................  11

SECTION 23.  COUNTERPARTS......................................................................................  11

SECTION 24.  ATTORNEYS FEES....................................................................................  11

SECTION 25.  MISCELLANEOUS.....................................................................................  11

SECTION 26.  ENTIRE AGREEMENT..................................................................................  12

SECTION 27.  WAIVER OF JURY TRIAL..............................................................................  12




                                      (ii)

                                                                      SCHEDULE C

                                    FACILITY
                                 LEASE AGREEMENT


         THIS FACILITY LEASE is made and entered into as of this __________ day of ________, ____, by and between PAXSON COMMUNICATIONS OF CHARLESTON-29, INC., a Florida corporation (hereinafter referred to as "Lessor"), and CHANNEL 29 OF CHARLESTON, INC., a Delaware corporation (hereinafter referred to as "Lessee").

                               STATEMENT OF FACTS

         A. Lessor, Lessee, Mountaineer Broadcasting Corp. and William L. Kepper have entered into a Stock Purchase Agreement dated as of September 2, 1997 ("Purchase Agreement").

         B. Pursuant to the Purchase Agreement, Lessor and Lessee have entered into a Construction Agreement, dated as of _______, 199_, which provides that Lessor and Lessee shall enter into a Lease Agreement pursuant to which Lessor shall lease to Lessee certain premises and assets used or useful in the operation of new television station WKRP-TV, Channel 29, Charleston, West Virginia (the "Station").

         C. Lessor and Lessee desire to set forth herein the terms and conditions of such Lease.

         NOW, THEREFORE, in consideration of the terms and conditions set forth in this Lease, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1.  TERM.

                  (a) Initial and Renewal Term. Lessee shall have the right to use the premises and assets described in Attachment A hereto (the "Leased Facilities") for an Initial Term commencing on the date hereof (the "Commencement Date") and expiring at 12:00 Midnight on a date which is five years from the date hereof (the "Initial Term"), unless this Lease is sooner terminated as hereinafter provided. This Lease may be renewed for one additional one-year term (the "Renewal Term"), unless at least 90 days prior to the expiration of the Initial Term Lessor or Lessee shall have provided written notice to the other stating that it does not intend to renew this Lease for a Renewal Term. The Initial Term and Renewal Term shall be subject to all of the terms and conditions set forth in this Lease.

                  (b) Holding Over. If Lessee or anyone claiming under Lessee shall remain in possession of the Leased Facilities or any part thereof after the expiration of the Initial Term or the Renewal Term without any agreement in writing between the Lessor and Lessee with respect thereto, prior to acceptance of rent by Lessor, the person remaining in possession shall be deemed a holdover lessee, and, after acceptance of rent by Lessor, the party remaining in possession of the Leased Facilities shall be deemed a lessee from month-to-month, subject to the provisions of this Lease. The rental during any such period shall equal one hundred twenty-five percent (125%) of the rental in effect immediately preceding such expiration.

                  (c) Automatic Termination. Notwithstanding anything in this Lease to the contrary, this Lease shall automatically terminate upon the earlier to occur of the Second Closing (as defined in the Purchase Agreement) or the termination of the Purchase Agreement pursuant to its terms, and neither Lessor nor Lessee shall have any further obligations hereunder, except as provided in
Section 3(b) and except that Lessee shall be responsible for any unpaid Rent.

         SECTION 2.  RENT AND TAXES.

                  (a) Rent for Initial and Renewal Terms. Lessee covenants and agrees to pay Lessor for the use of the Leased Facilities during the Initial Term and the Renewal Term the amounts set forth below (the "Rent"):

                      (1) On or before the last day of the month in which the Commencement Date falls, Lessee shall pay as Rent for each day of the period beginning on the Commencement Date and ending on the last day of such month the sum of Seven Hundred Thirty Dollars ($730) per day.

                      (2) Lessee shall pay to Lessor monthly Rent in the amount of Twenty-Two Thousand Dollars ($22,000) (the "Base Rent") for the period beginning with the first full calendar month following the Commencement Date and continuing until the termination of this Lease.

                      (3) In the event that this Lease is renewed, the Rent to be paid by Lessee to Lessor during the Renewal Term shall be equal to the sum of the Base Rent plus the amount determined by multiplying the Base Rent by the percentage increase, if any, in the U.S. Department of Labor, Bureau of Labor Statistics, Revised All-Cities Consumer Price Index for the Charleston, West Virginia metropolitan area (the "CPI") published immediately prior to the last day of the Initial Term over the CPI published immediately prior to the Commencement Date. In no event shall the Rent to be paid by Lessee during the Renewal Term be less than the Base Rent.

                      (4) If the CPI ceases to exist or is substantially changed, Lessor shall substitute a similar index. Except as otherwise specifically provided herein, installments of Rent during the Initial Term and the Renewal Term shall be paid in advance in United States Dollars (without prior notice or invoice by Lessor) on or before the first of the month and any amounts which are payable when invoiced hereunder shall be due within twenty
(20) days after Lessee's receipt of such invoice.

                  (b) Security Deposit. As security for the timely performance of Lessee's obligations hereunder, Lessee shall pay to Lessor on the Commencement Date the amount of One Thousand Dollars ($1,000) which shall be held by Lessor as a security deposit for the Initial Term and the Renewal Term. Lessor shall be permitted to apply the security deposit to satisfy Lessee's obligations hereunder.

                  (c) Taxes. Lessee shall pay to Lessor, when invoiced, any and all taxes and assessments levied or assessed on or against the use of the Leased Facilities and/or the rental payments due hereunder.

                  (d) Payment. All monthly payments of rent or other sums due Lessor hereunder shall be sent to or made at the offices of Lessor designated in
Section 16 hereof, or such other place as may be designated by Lessor from time to time.

         SECTION 3.  USE OF ASSETS.

                  (a) Lessee shall have the right to use the Leased Facilities only for the purpose of constructing and operating the Station and for the construction and operation of transmit and receive towers, satellite receivers and associated equipment related to Lessee's operation of the Station.

                  (b) Lessee accepts the Leased Facilities in their present condition ("as is") and agrees that it will take good care of the Leased Facilities, subject to reasonable wear and tear, and that Lessee will return the Leased Facilities to Lessor in the same condition as said Leased Facilities were in at the time control was turned over to Lessee, subject to reasonable wear and tear, and damage done by Lessor, if any. Furthermore, at Lessor's option, Lessee at its sole cost and expense shall remove or change all alterations made pursuant to Section 4(a) hereof so as to return said Leased Facilities to Lessor in said same condition, subject to this subsection 3(b). Lessee agrees that it will comply with all laws, ordinances, orders, rules, regulations or requirements of all governmental authorities which are applicable to its use of the Leased Facilities.

                  (c) Lessee, at its own cost and expense, shall obtain and maintain in effect any and all permits, licenses and approvals that are or may be required with respect to the construction or operation of the Station by each governmental authority having jurisdiction over such construction or operation.

                  (d) Lessee shall have a right of access to the Studio Building
(i) as may be necessary or appropriate to operate the Station and (ii) at all reasonable times for inspection, repair, maintenance and replacement of its equipment, provided, however, that such access and activities shall not interfere with the use of the Leased Facilities by Lessor or any other tenant of Lessor, or interrupt or otherwise adversely affect the continued broadcast operation or equipment of any other tenant of Lessor. Lessor shall have a right of access to the Leased Facilities at all reasonable times, for examination, inspection, emergency repair or replacement of Lessee's equipment, provided, however, that (except as may be provided elsewhere in this Lease) Lessor shall take reasonable efforts to see that such access and activity by Lessor does not interfere with the use of the Leased Facilities by Lessee or any other tenant, or interrupt or otherwise adversely affect the continued broadcast operation of the Station.

         SECTION 4. UTILITIES. Lessee shall be responsible for the furnishing of heat, water, electricity or other utilities to the Leased Facilities for the benefit of Lessor.

         SECTION 5.  ALTERATIONS.

                  (a) Subject to Lessor's approval, which approval shall not be unreasonably withheld, Lessee, at its own expense and subject to the provisions of Subsection 5(b) hereof, may make such alterations, additions, changes and improvements (herein called "Alterations") to the Leased Facilities as Lessee may deem necessary or desirable, provided that said Alterations shall not lessen the value of the Leased Facilities.

                  (b) Before Lessee may make any Alterations to the Leased Facilities in accordance with the rights granted by Subsection 5(a) hereof, Lessee shall submit to Lessor written specifications for such Alterations that are proposed for Lessor's approval. Lessor, within thirty (30) days after receipt by it of the written specifications, shall notify Lessee whether it approves such Alterations. If Lessor fails to notify Lessee in writing within such thirty (30) day period that it disapproves of such Alterations, Lessee may proceed to cause the Alterations to be made.

         SECTION 6.  MAINTENANCE AND REPAIRS.

                  (a) Lessor shall be responsible for the repair and maintenance of the Leased Facilities. In the event that Lessee reasonably determines that a repair or replacement is needed and Lessor after written notice does not make said repair or replacement within a reasonable period of time, Lessee shall notify Lessor in writing that it considers said repair or replacement necessary and that it is contemplating making said repair. Lessee may then, at its option, make such repair or replacement and charge the reasonable cost incurred to Lessor. It is agreed that nothing in the foregoing shall relieve Lessor from full performance of its obligations and that the remedy referred to above is in addition to any other remedy available to Lessee.

                  (b) If the Leased Facilities shall be partially damaged by fire or other cause without the fault or neglect of Lessee or its employees, agents, visitors or licensees, the Lessor shall proceed forthwith to replace or to repair the Leased Facilities with reasonable diligence at the expense of Lessor; provided, if the Leased Facilities are to be replaced or repaired and are unusable in whole or in part following such damage, the rent payable hereunder during the period in which they are unusable shall be adjusted equitably; provided further, however, if the Leased Facilities are totally damaged or rendered wholly unusable by fire or other cause, including, but not limited to, condemnation, and Lessor shall decide not to replace the same, then, within ninety (90) days after such fire, casualty or condemnation, Lessor may give Lessee notice in writing of the decision not to replace, whereupon the Initial Term or Renewal Term of this Lease shall terminate, Lessee shall surrender the Leased Facilities to Lessor, and rent shall be abated for the unexpired portion of this Lease, effective as of the date of said written notice from Lessor, and Lessor shall have no further obligation or liability to Lessee. It is agreed that nothing in this Subsection 6(b) shall require Lessor to replace or to repair any or all Alterations.

                  (c) Lessor will maintain the Leased Facilities so as to comply with existing rules and regulation imposed by any governmental authority having jurisdiction over the construction or operation of the Station, and make any repairs and modifications reasonably necessary to maintain the Leased Facilities in good condition and in compliance with good broadcast engineering practices. In performance of its obligation to maintain and repair the Leased Facilities, it may be necessary from time to time for Lessor to request that Lessee temporarily cease its broadcast operation, turn off electrical power and/or make other adjustments to its equipment and operations. Lessor agrees to schedule such work, as far as reasonably possible, from 1:00 A.M. to 5:00 A.M., and Lessor will not cause any temporary interruption of Lessee's broadcast operation under this provision unless such interruption is required by and consistent with good engineering practices. Lessee agrees to cooperate with Lessor and to comply with and honor Lessor's reasonable requests for temporary cessation of its broadcast operation, to turn off electrical power and/or to make other adjustments to its equipment or operation, as necessary, to allow Lessor to perform such work in an orderly and timely manner.

         SECTION 7.  INDEMNITY AND INDEMNITY INSURANCE.

                  (a) Lessee shall indemnify and hold harmless Lessor from any and all claims, expenses or liabilities, including reasonable attorneys' fees and court costs, for injuries to or death of persons, or damage to property arising out of or in connection with Lessee's use of the Leased Facilities. Lessee further agrees to defend on behalf of Lessor all legal actions, if any, arising out of any such claim for such damages. Lessor shall not be liable for loss or damage sustained by Lessee by reason of business interruption resulting from any or all acts or omissions of Lessor or violations by Lessor of any or all terms, covenants or conditions of this Lease.

                  (b) Lessee agrees that it will, at its expense, obtain and maintain during the Initial Term or Renewal Term public liability insurance against claims of injury to or death of persons, or damage to property arising out of or in connection with Lessee's use of the Leased Facilities, naming Lessee and Lessor as insured persons. Such public liability insurance shall be with an insurer that Lessor finds reasonably satisfactory and shall have limits of not less than One Million Dollars ($1,000,000) with respect to claims of injury to or death of any number of persons in any one occurrence and not less than Two Hundred Thousand Dollars ($200,000) for property damage in any one occurrence. Lessee agrees to name Lessor as a co-insured party on any and all such public liability insurance policies. Satisfactory evidence of such coverage shall be submitted by Lessee to Lessor.

         SECTION 8.  ASSIGNMENT.

                  (a) Lessee's Right to Assign. Neither this Lease nor any of the rights, interests or obligations of Lessee hereunder shall be assigned, encumbered, hypothecated, subleased or otherwise transferred without the prior written consent of Lessor.

                  (b) This Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         SECTION 9.  CONDEMNATION.

                  (a) If during the Initial Term or Renewal Term of this Lease the Leased Facilities or any portion thereof shall be appropriated by any corporation or authority having the right of eminent domain, or if access to the Leased Facilities is restricted by action of any such corporation or authority and reasonably comparable access is not made available to the Leased Facilities, this Lease and all obligations of Lessor and Lessee hereunder shall cease and terminate as of the date the appropriating corporation or authority takes possession thereof or materially restricts access to the Leased Facilities. All obligations of Lessee to pay any rents or other charges whatsoever under the terms of this Lease shall be apportioned as of such date in the same manner as if the Lease had expired on such date according to its terms.

                  (b) Whenever used herein, the terms "appropriated" or "appropriation" shall include any voluntary transfer of the Leased Facilities or any part thereof to any corporation or authority having the right of eminent domain as a result of a settlement of a threatened or pending appropriation action.

                  (c) In the event of the appropriation of the whole or any part of the Leased Facilities, the amount received as compensation for the appropriation (including in the case of an appropriation of part of the Leased Facilities, any amount allowed as damages to the remainder) shall be paid in full to Lessor, subject, however, to any right of Lessee to receive any additional or specific award from the appropriating corporation or authority to which it might be entitled.

                  (d) In any appropriation of the Leased Facilities, Lessee shall have the right to prove in the proceeding and to receive any award which may be for damages to or condemnation of Lessee's movable trade fixtures, equipment, furniture and furnishings and for moving and relocation expenses.

         SECTION 10.  INTERFERENCE AND RF RADIATION.

                  (a) General. Lessee will conduct its activities in accordance with applicable requirements of the FCC and sound electronic and engineering practice and will cooperate with Lessor and other tenants and potential tenants so as to anticipate and prevent interference to the broadcast operations or equipment of Lessor or any other tenant. If any engineering statement presented to or by the Lessor confirms that Lessee's broadcast operation, transmission or other activities on or around any portion of the Leased Facilities are causing, or are reasonably expected to cause, interference to the broadcast operation, transmission or other activities of Lessor or any other tenant, Lessee shall, at its sole expense, promptly correct or modify the conditions causing such interference.

                  (b) Interference to Lessee. Upon determination that any other tenant is causing interference to Lessee's broadcast operation, transmission or other activities in or around any portion of the Leased Facilities, Lessor will use its reasonable best efforts to modify or correct promptly, or cause such other tenant to modify or correct promptly, the condition causing such interference.

                  (c) Interference Defined. As used in this Lease, interference to a broadcast operation, transmission or other similar activity shall mean a condition or anticipated condition which constitutes or would constitute interference within the meaning of the provisions of the recommended practices of the Electronics Industries Association and the rules and regulations of the FCC then in effect.

                  (d) Dispute as to Interference. Any dispute as to whether interference is being caused or expected to be caused, or as to who is causing such interference, which remains unresolved for longer than seven (7) calendar days, shall be submitted to a consulting electronic engineer who is not retained or otherwise employed by Lessor, Lessee or any other tenant whose antenna is located on the Tower, and the determination of such consulting electronic engineer shall be final and binding on all parties. The consulting engineer shall be jointly selected by Lessor and Lessee.

                  (e) RF Radiation. Lessee shall, at Lessee's expense, take all actions required to ensure that Lessee's broadcast operation does not expose workers or the general public to levels of radio frequency radiation in excess of the "Radio Frequency Protection Guides" recommended in the American National Standard Safety Levels with Respect to Human Exposure to Radio Frequency Electromagnetic Fields, 300 kHz to 100 GHz (ANSI C95.1-1982) issued by the American National Standards Institute.

         SECTION 11. FORCE MAJEURE. Neither Lessor nor Lessee shall be required to perform any term, condition or covenant in this Lease so long as such performance is delayed or prevented by force majeure, which shall mean Acts of God, strikes, lockouts, material or labor restrictions by any governmental authority, civil riots, floods, and any other cause not reasonably within the control of Lessor or Lessee and which by the exercise of due diligence Lessor or Lessee is unable, wholly or in part, to prevent or to overcome; provided, however, force majeure shall not excuse Lessee from its obligation to pay rent or other sums hereunder and Lessee shall be required to pay any and all rent and such other sums as provided by this Lease.

         SECTION 12. MECHANICS' LIENS. Lessee shall not suffer or permit any mechanics' liens to be filed against the Leased Facilities by reason of work, labor or materials supplied or claimed to have been supplied to Lessee that are not removed or for which adequate bond has not been provided within thirty (30) days of such filing. Furthermore, if any such lien at any time shall be filed against the Leased Facilities, Lessee shall proceed with due diligence to cause the same to be discharged of record by payment, deposit, bond, order of court or otherwise.

         SECTION 13. LESSOR'S LIEN. Lessor shall have a first lien upon every right and interest of Lessee to and in the Leased Facilities for the payment of rent and all other sums payable by Lessee hereunder and as security for the performance and observance of the agreements, conditions, and obligations of this Lease by and between Lessor and Lessee, dated the date hereof, which agreements, conditions, and obligations are to be performed and observed by Lessee.

         SECTION 14. QUIET ENJOYMENT. Lessor covenants that, upon payment by Lessee of all rents and the performance by Lessee of all obligations pursuant to this Lease, Lessee shall and may peaceably and quietly have and enjoy the Leased Facilities for and during the Initial Term and any Renewal Term of this Lease, pursuant to the terms hereof, free from any hindrance from any person or persons whomsoever claiming by, through or under Lessor.

         SECTION 15. DEFAULT. If the Lessee defaults in fulfilling any of its material covenants or obligations hereunder, or if the Lessee does not fully make all payments of rent when due under this Lease, Lessor at its option may terminate and end this Lease and recover the Leased Facilities provided that Lessee has been given written notice by Lessor and that Lessee has not made full payment of the rent and cured all other such defaults, if any, within fifteen
(15) days following such notice. Furthermore, if Lessee fails to make a payment of Rent hereunder when due, Lessee shall be liable for and pay to Lessor a late payment charge at the rate of eighteen percent (18%) per annum, computed from the date said payment was due until the date said payment is actually made. In the event of a default hereunder, other than the nonpayment of rent or other monetary obligation, the Lessor shall have the right to terminate this Lease if Lessee does not cure such default within thirty (30) days of written notice from Lessor. In the event of said defaults, in addition to said termination rights, Lessor shall have all other rights and remedies to which it may be entitled. A waiver by the Lessor of any breach of this Lease or any terms, conditions or promises herein contained must be in writing to be effective and shall not be or construed to be a waiver of any subsequent breach of the same or any other term, condition or promise herein and the payment by the Lessee and acceptance by the Lessor of rent hereunder shall not be construed to be a waiver of any breach of terms or conditions herein except as to the particular installment of rent so paid and accepted.

         SECTION 16. SURRENDER OF LEASED FACILITIES. Lessee, upon the expiration of the Initial Term or Renewal Term of this Lease or the earlier termination of this Lease, shall surrender to Lessor the Leased Facilities in accordance with the terms and conditions provided for in Subsection 3(b) hereof.

         SECTION 17. NOTICES. All notices, demands and requests required or permitted to be given under the provisions of this Agreement shall be (i) in writing, delivered by personal delivery, or sent by commercial delivery service or certified mail, return receipt requested, (ii) deemed to have been given the date of personal delivery, or the date set forth in the records of the delivery service or on the return receipt, and (iii) addressed as follows:

If to Lessor:              Paxson Communications of Charleston-29, Inc.
                           601 Clearwater Park Road
                           West Palm Beach, FL  33401
                           Attention:   Lowell W. Paxson

with a copy                Dow, Lohnes & Albertson
(which shall               A Professional Limited Liability Company
not constitute             1200 New Hampshire Avenue, N.W.
notice) to:                Suite 800
                           Washington, D.C.  20036-6802
                           Attention:   John R. Feore, Jr., Esq.

If to Lessee:              Channel 29 of Charleston, Inc.
                           1121 Chestnut Street
                           Wilmette, Illinois 60091
                           Attention: William L. Kepper

with a copy                John D. Viener, Esq.
(which shall               Christy & Viener
not constitute             620 Fifth Avenue
notice) to:                New York, NY 10020-2457

or to any such other or additional persons and addresses as the parties may from time to time designate in a writing delivered in accordance with this Section 16.

         SECTION 18.  PROPERTY INSURANCE.

                  (a) Lessor shall, at its expense, obtain and maintain during the Initial Term and Renewal Term of this Lease, "All Risk", hazard insurance on the Leased Facilities. Such insurance shall cover at least all risks customarily insured against in the broadcasting industry, subject to standard deductibles.

                  (b) Lessee hereby releases Lessor from and holds Lessor harmless against any and all claims that Lessee may hereafter have for loss, theft, disappearance, damage or destruction of the Leased Facilities, regardless of the cause thereof. Notwithstanding the generality of the foregoing, this release shall not apply to any grossly negligent, willful or wanton act of the Lessor, its employees, agents or representatives. In the event that insurance on the Leased Facilities was in force at the time of such loss, theft, disappearance, damage or destruction, Lessee agrees to take all necessary action to make this release effective and binding upon its insurance carriers so that such carriers specifically waive all right of subrogation, if any, that such carriers might otherwise have against Lessor and its employees, agents or contractors.

         SECTION 19. TAXES. During the term hereof, Lessor agrees to pay all personal property taxes assessed against the Leased Facilities within thirty
(30) days of its receipt of a true and correct statement.

         SECTION 20. CAPTIONS. The captions or headings of sections in this Lease are inserted for convenience only and shall not be considered in construing the provisions hereof.

         SECTION 21. COVENANTS TO BIND AND BENEFIT RESPECTIVE PARTIES. This Lease shall inure to the benefit of and be binding upon the successors and assigns of Lessor and Lessee.

         SECTION 22. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. Any and all representations, warranties and covenants contained in this Lease shall survive the execution of the Lease and shall continue in full force and effect during the Initial Term and any Renewal Term hereof.

         SECTION 23. COUNTERPARTS. More than one counterpart of this Lease may be executed by the parties hereto and each duly executed counterpart shall be deemed an original.

         SECTION 24. ATTORNEYS FEES. In the event an action is brought to enforce or construe any of the terms or conditions of this Lease, the prevailing party shall be entitled to reasonable attorneys' fees and costs.

         SECTION 25.  MISCELLANEOUS.

                  (a) This Lease shall be governed by the laws of the State of Florida and may be modified or amended only by a writing, signed by the party against whom the amendment or modification is sought to be enforced.

                  (b) Failure of either party to exercise its rights hereunder shall not operate as a waiver of the future exercise of such right.

         SECTION 26. ENTIRE AGREEMENT. This Lease, including the exhibits hereto, sets forth the entire understanding of the parties hereto at the time of execution and delivery hereof with respect to the subject matter hereof.

         SECTION 27. WAIVER OF JURY TRIAL. To the extent they may lawfully do so, the parties hereto irrevocably waive all rights to a trial by jury in any proceeding hereinafter instituted by or against either party in respect of this Lease.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have executed this Lease as of the date first set forth above.

                                    CHANNEL 29 OF CHARLESTON, INC.



                                    By:
                                         ---------------------------------------
                                         William L. Kepper
                                         President



                                    PAXSON COMMUNICATIONS OF CHARLESTON-29, INC.



                                    By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                  ATTACHMENT A

                                Leased Facilities

                  (1) Leased Premises. The right to occupy the premises to be used as the studio site for the Station.

                  (2) STL Antenna. The right to install and utilize associated auxiliary equipment, earth stations, Studio Transmitter Link Towers, transmission lines, Studio Transmitter Links, etc.

                  (3) Access. The right, in common with others, to use the roadways and parking spaces on the leased premises for ingress and egress.

                  (4) Equipment. The equipment described on the Attachment hereto.

                  All of the space, premises, rights and equipment granted under this Exhibit A are hereinafter referred to as the "Leased Facilities."

                                   SCHEDULE D

                               BUILDOUT SCHEDULE

                             WKRP Buildout Schedule

-----------------------------------------------------------------------------------------------------------------------------------
       Task Name         Duration     Start      End                      1997                        1998
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Sep    Oct   Nov   Dec   Jan   Feb   Mar   Apr   May   Jun   Jul
-----------------------------------------------------------------------------------------------------------------------------------
WKRP Buildout Schedule    5.06 m    25/Sep/97   05/Mar/98             ----------------------------------
  Transmitter site        4.38 m    25/Sep/97   12/Feb/98             ------------------------------
    Building Construction 3.23 m    25/Sep/97   07/Jan/98             ------------------------
      Permit              2.00 w    25/Sep/97   08/Oct/97             ----
      Excavation          2.00 w    09/Oct/97   22/Oct/97                 ---
      Structure           3.00 m    02/Oct/97   07/Jan/98              -----------------------
      Electrical          3.00 w    05/Dec/97   26/Dec/97                            -----
    Trans. Delivery       3.00 m    25/Sep/97   30/Dec/97             ----------------------
    Trans. Install &
      Proof               4.00 w    30/Dec/97   29/Jan/98                                 -------
    Terminal & Remote
      Control             2.00 w    29/Jan/98   12/Feb/98                                     -----
  Tower                   4.05 m    27/Oct/97   05/Mar/98                   ---------------------------
    Tower Foundations     1.00 m    27/Oct/97   26/Nov/97                   --------
    Tower Delivery        5.00 d    08/Dec/97   12/Dec/97                            --
    Tower Erection       45.00 d    15/Dec/97   18/Feb/98                              --------------
    Antenna Delivery      3.00 d    05/Jan/98   07/Jan/98                                  --
    Antenna Install       2.00 w    20/Feb/98   05/Mar/98                                           ----
    STL Install           5.00 d    20/Feb/98   26/Feb/98                                           --
  Studio                  3.38 m    03/Nov/97   20/Feb/98                    ------------------------
    Studio Renovation     2.00 m    03/Nov/97   07/Jan/98                    ----------------
    STL Tower Permits &
      Install             3.00 m    03/Nov/97   09/Feb/98                    ------------------------
    MCR Equipment
      Delivery            2.00 m    03/Nov/97   07/Jan/98                    ----------------
    MCR Construction      3.00 w    07/Jan/98   29/Jan/98                                    ------
    MCR Installation      5.00 d    12/Feb/98   20/Feb/98                                         ---

-----------------------------------------------------------------------------------------------------------------------------------

Printed: 25/Aug/97

                                   EXHIBIT B


                             SHAREHOLDERS AGREEMENT

--------------------------------------------------------------------------------


                             SHAREHOLDERS AGREEMENT

                                  BY AND AMONG

                                WILLIAM L. KEPPER

                              PAXSON COMMUNICATIONS
                             OF CHARLESTON-29, INC.

                                       AND

                         CHANNEL 29 OF CHARLESTON, INC.

                                   DATED AS OF

                                ___________, 199_


--------------------------------------------------------------------------------

                             SHAREHOLDERS AGREEMENT

         This SHAREHOLDERS AGREEMENT (the "Agreement") is made as of the ____ day of _______ 199_, by and among PAXSON COMMUNICATIONS OF CHARLESTON-29, INC., a Florida corporation ("Paxson"), CHANNEL 29 OF CHARLESTON, INC., a Delaware corporation (the "Company"), and WILLIAM L. KEPPER ("WLK") (WLK and Paxson are sometimes referred to herein individually as "Shareholder" and collectively as "Shareholders").

                                 R E C I T A L S

         A. The Company holds a construction permit issued by the Federal Communications Commission ("FCC") for new television station WKRP-TV, Channel 29, Charleston, West Virginia (the "Station").

         B. The Company's authorized capital stock consists of one thousand (1,000) shares of voting common stock, all of which shares are issued and outstanding (the "Common Stock").

         C. WLK holds 510 shares of Common Stock (the "WLK Stock") and, on the date hereof, WLK has conveyed to Paxson 490 shares of Common Stock (the "Paxson Stock").

         D. The parties hereto desire to set forth certain understandings and agreements relating to, among other things, the issuance and transfer of the capital stock of the Company.

         NOW, THEREFORE, in consideration of the mutual covenants, promises and undertakings contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, WLK, Paxson and the Company, intending to be legally bound, agree as follows:

ARTICLE I.  RESTRICTIONS

         Section 1.1 Scope of Agreement. This Agreement shall apply to (i) any transfer of shares of Common Stock (now owned or hereafter acquired) and any other shares of capital stock of the Company, whether or not outstanding on the date hereof, by either Shareholder or any transferee or successor of either Shareholder, whether by sale, exchange, assignment, disposition, bequest, gift, pledge, mortgage, hypothecation or otherwise, whether voluntary, involuntary or by operation of law, whether resulting from death, bankruptcy, insolvency or otherwise, and (ii) the issuance or transfer by the Company of any shares of capital stock of the Company, whether or not authorized or outstanding on the date hereof, or any options, warrants or any form of debt or equity presently or hereinafter convertible into shares of capital stock of the Company (any and all such transfers in clauses (i) or (ii) are referred to hereinafter as a "Transfer").

         Section 1.2 Transfer Restrictions.

                  (a) Neither WLK, Paxson nor the Company shall agree to, cause or permit any Transfer, unless the Transfer complies with the requirements of
Section 1.3 hereof.

                  (b) The restriction in Section 1.2(a) above shall not apply to
(i) any sale, transfer, assignment or disposition to a person or entity that controls, is controlled by or is under common control with WLK or Paxson, as the case may be, (ii) any sale, transfer, assignment or disposition of the Paxson Stock resulting from the sale or transfer of all of the issued and outstanding stock of Paxson or any entity that owns or controls Paxson, (iii) the pledge of the Paxson Stock to a lender of Paxson as collateral security, (iv) any sale of the WLK Stock to Paxson pursuant to the Stock Purchase Agreement, dated as of September 2, 1997, by and among the parties hereto (the "Purchase Agreement"), or (v) any sale, transfer or disposition of the WLK Stock resulting from the death of WLK.

                  (c) No Transfer shall be effective unless a Transfer is made pursuant to the terms of this Agreement, and the successors or assigns of WLK or Paxson as a result of any Transfer permitted by the terms of this Agreement shall have duly executed a document evidencing their agreement to be bound by the terms of this Agreement.

         Section 1.3 Right of First Refusal.

                  (a) In the event either Shareholder (the "Sale Shareholder") enters into an agreement (including a letter of intent) contemplating a sale of all or a portion of its Common Stock (a "Sale"), the Sale Shareholder will deliver a written notice (the "Sale Notice") to the other Shareholder (the "Other Shareholder"). The Sale Notice will disclose in reasonable detail the identity of the prospective transferee(s) and the terms and conditions of the proposed Sale and will be accompanied by the agreement(s) relating thereto. No Sale shall be consummated until 30 days after the Sale Notice has been delivered to the Other Shareholder, unless prior thereto the Other Shareholder shall have waived in writing its rights under this Section 1.3 (the date of the first to occur of such events is referred to herein as the "Sale Authorization Date").

                  (b) The Other Shareholder may elect to purchase all (but not less than all) of the Sale Shareholder's Common Stock upon the same terms and conditions as those set forth in the Sale Notice by delivering written notice (the "Purchase Notice") of such election to the Sale Shareholder within thirty
(30) days after the receipt of the Sale Notice by the Other Shareholder. If the Other Shareholder exercises its right of first refusal set forth in this subsection (b), the closing of such purchase and sale shall be in accordance with Section 1.4. If the Other Shareholder does not exercise its right of first refusal set forth in this subsection (b), (i) the Sale may be consummated at a price and on terms no more favorable to the named transferee(s) of the Common Stock than specified in the Sale Notice during the 90-day period immediately following the Sale Authorization Date, (ii) the Other Shareholder will consent to and raise no objections against the Sale, and (iii) the Other Shareholder will take all reasonably necessary and desirable actions in connection with the consummation of the Sale. Any Sale which is not consummated within such 90-day period following the Sale Authorization Date will again be subject to the provisions of this Section 1.3.

                  (c) In the event the Other Shareholder exercises its rights under this Section 1.3, no Sale to the prospective transferee(s) shall be consummated and the agreement relating thereto shall be terminated.

                  (d) WLK shall not have the right to become a Sale Shareholder hereunder while the Purchase Agreement is in full force and effect.

         Section 1.4 Closing.

                  (a) The closing of the purchase and sale of any Common Stock pursuant to the right of first refusal set forth in Section 1.3 shall take place at Dow, Lohnes & Albertson, 1200 New Hampshire Avenue, N.W., Suite 800, Washington, D.C. 20036, on the date of closing set forth in the Sale Notice or, if the Sale Notice does not specify a closing date, a date mutually acceptable to the Shareholders, subject to obtaining any consent of the FCC that may be required for a Sale.

                  (b) At the closing, the Sale Shareholder shall deliver to the Other Shareholder (i) certificates representing the shares of the Common Stock being transferred, duly endorsed or accompanied by duly executed stock powers,
(ii) a certificate, reasonably acceptable to the Other Shareholder, representing that the Common Stock being sold is free and clear of all liens, charges, security interests, rights of first refusal, restrictions and other encumbrances and that the Sale Shareholder has the absolute right to transfer such Common Stock, and (iii) such other documentation as reasonably requested by the Other Shareholder.

                  (c) At the closing, the Other Shareholder shall wire transfer immediately available funds to a U.S. bank account designated by the Sale Shareholder in an amount equal to the price for the shares being sold.

         Section 1.5 Legends or Certificates. In order to effectuate this Agreement, and to avoid any transfer of shares in violation of the Securities Act of 1933 or of the securities laws of any state, each certificate representing any share of capital stock of the Company shall bear legends in substantially the following form:

         The Shares represented by this Certificate are subject to an Agreement dated _______, 1997, entered into in order, inter alia, to restrict the transferability of such Shares. Said Agreement is automatically binding upon any person who acquires the Shares. Any transfer or acquisition in violation of such Agreement is null and void. A copy of the Agreement is available for inspection at the principal office of the Company.

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE TRANSFERRED OR SOLD UNLESS SO REGISTERED OR UNLESS AN EXEMPTION IS AVAILABLE.

ARTICLE 2.  REPRESENTATIONS AND WARRANTIES

         Section 2.1 Representations and Warranties of WLK. WLK hereby represents, warrants and agrees as follows:

                  (a) WLK is an individual resident in the State of Illinois.

                  (b) WLK has the power and authority to enter into this Agreement and carry out its obligations hereunder. The consummation of the transactions contemplated hereby, and all previous actions taken by WLK with respect to such transactions, have been duly and validly authorized by WLK. No other acts or proceedings on the part of WLK are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby, or any previous actions taken by WLK with respect to such transactions, and when duly executed and delivered by the parties hereto, this Agreement will constitute a valid and legally binding obligation of WLK, enforceable against WLK in accordance with its terms.

                  (c) Neither the execution and delivery by WLK of this Agreement, the consummation by WLK of the transactions contemplated hereby, any previous actions taken by WLK with respect to such transactions, nor compliance by WLK with any provision hereof, will violate or conflict with, or result in a breach of any provision or any of the terms, conditions or provisions of any contracts, agreements or obligations of WLK or by which WLK is bound.

         Section 2.2 Representations and Warranties of the Company. The Company hereby represents, warrants and agrees as follows:

                  (a) The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) The Company has the corporate power and authority to enter into this Agreement and carry out its obligations hereunder. The consummation of the transactions contemplated hereby, and all previous actions taken by the Company with respect to such transactions, have been duly and validly authorized by the Company's Board of Directors. No other corporate acts or proceedings on the part of the Company are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby, or any previous actions taken by the Company with respect to such transactions, and when duly executed and delivered by the parties hereto, this Agreement will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

                  (c) Neither the execution and delivery by the Company of this Agreement, the consummation by the Company of the transactions contemplated hereby, any previous actions taken by the Company with respect to such transactions, nor compliance by the Company with any provision hereof, will violate or conflict with, or result in a breach of any provision or any of the terms, conditions or provisions of, the Certificate of Incorporation or the Bylaws of the Company or any other contracts, agreements or obligations of the Company or by which the Company is bound.

         Section 2.3 Representations and Warranties of Paxson. Paxson hereby represents, warrants and agrees as follows:

                  (a) Paxson is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida.

                  (b) Paxson has the corporate power and authority to enter into this Agreement and carry out its obligations hereunder. The consummation of the transactions contemplated hereby, and all previous actions taken by Paxson with respect to such transactions, have been duly and validly authorized by Paxson's Board of Directors. No other corporate acts or proceedings on the part of Paxson are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby, or any previous actions taken by Paxson with respect to such transactions, and when duly executed and delivered by the parties hereto, this Agreement will constitute a valid and legally binding obligation of Paxson, enforceable against Paxson in accordance with its terms.

                  (c) Neither the execution and delivery by Paxson of this Agreement, the consummation by Paxson of the transactions contemplated hereby, any previous actions taken by Paxson with respect to such transactions, nor compliance by Paxson with any provision hereof, will violate or conflict with, or result in a breach of any of the terms, conditions, or provisions of, the Articles of Incorporation or Bylaws of Paxson or any contracts, agreements or obligations of Paxson or by which Paxson is bound.

ARTICLE 3.  BOARD OF DIRECTORS.

                  (a) The Board of Directors of the Company (the "Board") shall have full discretion and authority with respect to the management, business and affairs of the Company. The Board shall have full right, power and authority in the management of the business and affairs of the Company and to do or cause to be done any and all acts deemed by the Board to be necessary or appropriate to effectuate the purposes of the Company.

                  (b) Until such time as WLK no longer holds the WLK Stock, the Board shall have three members, and WLK shall be entitled to designate two members of the Board and their replacements or successors, if any, and Paxson shall be entitled to designate one member of the Board and his replacements or successors, if any. At such time as Paxson acquires the WLK Stock, the Board shall have one member, and Paxson shall be entitled to designate such member of the Board and his replacements or successors, if any. Each member of the Board shall have one vote. A quorum of the Board shall be deemed present for the purpose of taking any action required to be taken by the Board if there are present, in person, or by video or audio conferencing, one member of the Board designated by WLK and the member of the Board designated by Paxson. Any action taken by the Board shall be valid if approved by a majority of the Board members present at any meeting of the Board at which a quorum is present.

                  (c) Regular meetings of the Board regarding any matters shall be held quarterly. Meetings of the Board may be called by any member of the Board by giving the other members written notice of the time, date, place and purpose of the meeting at least five days in advance thereof, or by giving telephonic notice of the same at least seventy-two hours in advance thereof. Any Board member participating in a meeting of the Board shall be deemed to have waived notice of such meeting. Any meeting of the Board shall be held at such location as the Board may deem appropriate; provided, however, that any representative of the Board may, at its option, participate by video or audio conferencing or other comparable communications equipment. Any action required or permitted to be taken at any meeting of the Board may be taken without a meeting if a written consent to such action is signed by all members of the Board and such written consent is filed with the minutes of its proceedings. Any member of the Board may appoint a proxy to act on his behalf at any meeting, provided that he delivers notice thereof to the other members of the Board prior to the commencement of such meeting. The Board may adopt such other procedural rules with respect to the meetings and other conduct of the Board as it may deem desirable.

                  (d) WLK hereby designates William L. Kepper and John D. Viener as his initial representatives, and Paxson hereby designates Lowell W. Paxson as its initial representative. Each Shareholder may, at its sole discretion, change its respective designee or designees to the Board by giving written notice of such change to the other Shareholder.

ARTICLE 4. OPERATIONAL PROVISIONS. While this Agreement is in effect, the following actions may be taken with respect to the Company only with the consent of each Shareholder:

                  (a) any fundamental change in the nature of the business conducted by it;

                  (b) a reorganization of its capital, a reclassification of its interests or the consolidation or merger of it with another entity;

                  (c) any sale of all or a substantial portion of its assets;

                  (d) any transaction with an affiliate (as defined in the rules under the Securities Act of 1933) of either Shareholder on terms less favorable to it than the terms available from an unrelated third party;

                  (e) entering into any contract or agreement or related contracts or agreements that involve over the term of the contract or agreement or related contracts or agreements an aggregate expenditure by it of $10,000 or more;

                  (f) any individual capital expenditure in excess of $10,000 or any series of related capital expenditures in excess of $20,000;

                  (g) incurring any indebtedness for money borrowed in excess of $10,000 or any increase, modification or extension of any indebtedness for borrowed money in excess of $10,000;

                  (h) settling any litigation that requires solely a cash payment by the Company in excess of $10,000 or settling any litigation that requires a remedy other than solely a cash payment if that remedy could have a material adverse effect on the Company or the Station;

                  (i) guaranteeing any obligation of any person in excess of $10,000;

                  (j) doing any act in contravention of this Agreement, the Delaware Corporation Law or the Certificate of Incorporation or By-laws of the Company or amending the Certificate of Incorporation or By-laws of the Company;

                  (k) doing any act that would make it impossible to carry on its business except upon its dissolution and liquidation;

                  (l) confessing a judgement against it if the result thereof could have a material adverse effect on it, the Station or any Shareholder;

                  (m) using any assets of the Station other than for its benefit;

                  (n) approving all capital and operating budgets of the Company;

                  (o) hiring and terminating employees of the Company and establishing and modifying the compensation and benefits provided to such employees;

                  (p) entering into time brokerage, affiliation or other agreements regarding programs to be broadcast on the Station; or

                  (q) entering into agreements for the sale of advertising or program time on the Station for consideration other than cash.

ARTICLE 5. TERMINATION. This Agreement shall terminate and all rights and obligations hereunder shall cease upon the occurrence of any of the following events:

                  (a) The consummation of the sale of the WLK Stock to Paxson pursuant to the Purchase Agreement;

                  (b) The agreement in writing to terminate this Agreement executed by each Shareholder; or

                  (c) The voluntary or involuntary dissolution of the Company. This Agreement shall terminate with respect to any Shareholder upon the disposition by such Shareholder of all of its Common Stock in accordance with the terms of this Agreement; provided, however, that this Agreement shall survive such termination and continue to be binding upon every Shareholder which is or will become a party hereto.

ARTICLE 6.  MISCELLANEOUS

         Section 6.1 Binding Effect. This Agreement shall be binding upon the parties hereto and their successors and assigns. Each of the parties to this Agreement shall execute and deliver or cause to be executed and delivered any and all documents or legal instruments necessary to carry out the provisions hereof.

         Section 6.2 Enforceability. In the event any provision of this Agreement is found to be unenforceable or invalid, such provisions shall be severable from this Agreement to the extent that it is a provision which is not essential and the absence of which would not have prevented the parties from entering into this Agreement. The unenforceability or invalidity of a provision which has been performed shall not be grounds for invalidation of this

Agreement under circumstances in which the true controversy between the parties does not involve such provision.

         Section 6.3 Governing Law. This Agreement shall be governed and construed in accordance with the laws of the State of Delaware.

         Section 6.4 Modifications. This Agreement may not be modified, amended, altered or supplemented except by a written agreement or other instrument signed by the parties hereto.

         Section 6.5 Headings. Headings in this Agreement are for convenience or reference only and shall not affect the construction or interpretation of this Agreement.

         Section 6.6 Entire Agreement. This Agreement represents the only agreements and understandings between the parties hereto with respect to the subject matter hereof.

         Section 6.7 Attorneys' Fees. In the event any legal action is required by a party to this Agreement to enforce the provisions hereof against one of the other parties hereto, the prevailing party shall be entitled to recover its costs of legal action, including reasonable attorneys' fees, from the other party involved in such action.

         Section 6.8 Specific Performance. Each party hereto acknowledges that there will be no adequate remedy at law if any other party hereto fails to perform any of its obligations hereunder and that each party will be irreparably harmed by any such failure. Accordingly, each party hereto agrees that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to compel specific performance of the obligations of the other party or parties under this Agreement.

         Section 6.9 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same document.

         Section 6.10 Notices. All notices provided by this Agreement shall be in writing and shall be given by certified mail (return receipt requested), by overnight delivery, shipment prepaid, or by personal delivery, by one party to another, addressed to such other party or parties at the applicable address set forth below:

         To the Company or WLK at:

                           Channel 29 of Charleston, Inc.
                           1121 Chestnut Street
                           Wilmette, Illinois 60091
                           Attention: William L. Kepper

         with copy to:

                           John D. Viener, Esq.
                           Christy & Viener
                           620 Fifth Avenue
                           New York, NY 10020-2457


         To Paxson at:

                           Paxson Communications of Charleston-29, Inc.
                           601 Clearwater Park Road
                           West Palm Beach, Florida   33401
                           Attention:  Lowell W. Paxson

         with copy to:

                           John R. Feore, Jr.
                           Dow, Lohnes & Albertson,
                           A Professional Limited Liability Company
                           1200 New Hampshire Avenue, N.W.
                           Suite 800
                           Washington, D.C.  20036

or any replacement address of which WLK, the Company or Paxson gives the other parties notice under this section.


              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, WLK, Paxson and the Company have each caused this Agreement to be executed by a duly authorized officer thereof, as of the date first above written.

                                    The Company:

                                    CHANNEL 29 OF CHARLESTON, INC.


                                    By:
                                       -----------------------------------------
                                             William L. Kepper
                                             President



                                    WILLIAM L. KEPPER



                                    By:
                                       -----------------------------------------




                                    PAXSON COMMUNICATIONS OF
                                    CHARLESTON-29, INC.



                                    By:
                                       -----------------------------------------
                                             Name:
                                             Title:

                                  SCHEDULE 5.6

                                     ASSETS


         Time Brokerage Agreement by and between High Mountain Broadcast Associates and Mountaineer Broadcasting Corp. (July 9, 1996).

         Construction Permit.

         Tower Lease.

                                  SCHEDULE 5.9

                                TRANSMITTER SITE



See attached description of tower site in the Construction Permit.

See attached amendments to the Tower Lease.

                            United States of America

                       FEDERAL COMMUNICATIONS COMMISSION
                          TELEVISION BROADCAST STATION
                              CONSTRUCTION PERMIT


Official Mailing Address:                    Authorizing Official

                                             /s/ Clay C. Pendarvis
--------------------------                   ----------------------------
                                             Clay C. Pendarvis
WKRP-TV, INC.                                Chief, TV Branch
835 HILLCREST DRIVE                          Video Services Division
CHARLESTON, WV 25311                         Mass Media Bureau

--------------------------

                                             Grant Date:

Call Sign: WKRP-TV                           This permit expires 3:00 a.m.
                                             local time, 6 months after
                                             grant date specified above.

Permit File No.: BMPCT-891031KI

This Permit Modifies Permit No.: 870121KN

Subject to the provisions of the Communications Act of 1934, as amended, subsequent acts and treaties, and all regulations heretofore or hereafter made by this Commission, and further subject to the conditions set forth in this permit, the permittee is hereby authorized to construct the radio transmitting apparatus herein described. Installation and adjustment of equipment not specifically set forth herein shall be in accordance with representations contained in the permittee's application for construction permit except for such modifications as are presently permitted, without application, by the Commission's Rules.

This permit shall be automatically forfeited if the station is not ready for operation within the time specified (date of expiration) or within such further time as the Commission may allow, unless completion of the station is prevented by causes not under the control of the permittee. See Sections 73.3598, 73.3599 and 73.3534 of the Commission's Rules.

Equipment and program tests shall be conducted only pursuant to Sections
73.1610 and 73.1620 of the Commission's Rules.

Name of Permittee:

   P.S.A., INC.

Station Location:

       WV-CHARLESTON

Frequency (MHz): 560.0 - 566.0

Carrier Frequency (MHz): 561.25 Visual 565.75 Aural

Channel: 029

Hours of Operation: Unlimited

Transmitter location (address or description:

     Poco River hnt,fsh,rec Club, Inc., grnds Putnam Co., WV

Transmitter: Type Accepted. See Sections 73.1660, 73.1665 and 73.1670 of the Commission's Rules.

Antenna type: (directional or non-directional): Directional

     Description: DIELECTRIC TFU-33JSM/R-C170

     Beam Tilt: .50 Degrees Electrical

     Major lobe directions (degrees true): 119.0 261.0

Antenna Coordinates: North Latitude:  38   28  12
                     West Longitude:  81   46  35

Transmitter output power...........:  As required to achive authorized ERP

Maximum effective radiated power (PEAK):  1580.0 kw
                                       :  32.0  DBK

Height of radiation center above ground............:  141 Meters

Height of radiation center above mean sea level....:  452 Meters

Height of radiation center above average terrain   :  212 Meters

Antenna structure registration number: none

Overall height of antenna structure above ground
   (including obstruction lighting if any)..........:  152 Meters


Obstruction marking and lighting specifications for antenna structure:

It is to be expressly understood that the issuance of these specifications is in no way to be considered as precluding additional or modified marking or lighting as may hereafter be required under the provisions of Section 303(q) of the Communications Act of 1934, as amended.

 PARAGRAPH 0.10, FCC FORM 715 (OCTOBER 1985):

Antenna structures shall be painted throughout their height with alternate bands of aviation surface orange and white, terminating with aviation surface orange bands at both top and bottom. The width of the bands shall be equal and approximately one-seventh the height of the structure, provided however that the bands shall not be more than 100 feet nor less than 1 and 1/2 feet in width. All towers shall be cleaned and repainted as often as necessary to maintain good visibility.

 PARAGRAPH 03.0, FCC FOR _15 (APRIL 1985):
The shall be installed at the top of the structure one 300 m/m electric code beacon equipped with two 620- or 700-watt lamps (PS-40, Code Beacon type), both lamps to burn simultaneously, and equipped with aviation red color filters. Where a rod or other construction of not more than 20 feet in height and incapable of supporting this beacon is mounted on top of the structure and it is determined that this additional construction does not permit unobstructed visibility of the code beacon from aircraft at any normal angle of approach, there shall be installed two such beacons positioned so as to insure unobstructed visibility of at least one of the beacons from aircraft at any normal angle of approach. The beacons shall be equipped with a flashing mechanism producing not more than 40 flashes per minute nor less than 12 flashers per minute with a period of darkness equal to approximately one-half of the luminous period.

 PARAGRAPH 04.0, FCC FORM _15 (APRIL 1985):
At approximately one-half of the overall height of the tower one similar flashing 300 m/m electric code beacon shall be installed in such position within the tower proper that the structural members will not impair the visibility of this beacon from aircraft at any normal angle of approach. In the event this beacon cannot be installed in a manner to insure unobstructed visibility of it from aircraft at any normal angle of approach, there shall be installed two such beacons. Each beacon shall be mounted on the outside of the tower at the prescribed height.

 PARAGRAPH 13.0, FCC FOR 715 (APRIL 1985):
On levels at approximately three-fourths and one-fourth of the over-all height of the tower, at least one 116- or 125-watt lamp (A21/TS) enclosed in an aviation red obstruction light globe shall be installed on each outside corner of the structure.

 PARAGRAPH 211.0  FCC FORM 715 (APRIL 1985):
All lighting shall burn continuously or shall be controlled by a light sensitive device adjusted so that the light will be turned on at a north sky light intensity level of about 35 foot candles and turned off at a north sky light intensity level of about 58 foot candles.

 PARAGRAPH 22.0, FCC FOR 715 (April)
During construction of an antenna structure, for which obstruction lighting is required, at least two 116- or 125-watt lamps (A21/TS) enclosed in aviation red obstruction light globes, shall be installed at the uppermost point of the structure. In addition, as the height of the structure exceeds each level at which permanent obstruction lights will be required, two similar lights shall be displayed nightly from sunset to sunrise until the permanent obstruction lights have been installed and placed in operation, and shall be positioned so as to insure unobstructed visibility of at least one of the light at any normal angle of approach. In lieu of the above temporary warning




FCC Form 352-A October 21, 1985                                         Page 3
lights, the permanent obstruction lighting fixtures may be installed and operated at each required level as each such level is exceeded in height during construction.

Special operating conditions or restrictions.

    1. Grant of this authorization is conditioned on the outcome of the digital television (DTV) rule making proceeding in MM Docket No. 87-268. To the extent that the station's Grade B contour or potential for causing interference is extended into new areas by this authorization, the Commission may require the facilities authorized herein to be reduced or modified.


                           ***END OF AUTHORIZATION***

                        PAXSON COMMUNICATIONS CORPORATION
                            601 Clearwater Park Road
                       West Palm Beach, Florida 33401-6233
                       (407) 659-4122 - FAX (407) 655-9424

TO:             Bud Paxson
FROM:           Bill Watson
SUBJECT:        WKRP-TV, Charleston, West Virginia, Tower Agreement
DATE:           August 26, 1997

--------------------------------------------------------------------------------


Here are the points to be considered and presented to the sellers with regard to their November 5, 1995 Tower Lease Agreement.

1. In the opening "WHEREAS" clause, we need to increase the square footage of the transmitter building and clarify the transmitter building and towers' location. I have suggested language on the document.

2. The coordinates given in paragraph 1 need to conform to the construction permit and I have marked the necessary changes on the document.

3. My addition on page 2 clarifies that we will have the right to add a stand-by generator, a receive-only satellite dish and microwave antenna and tower on the subject property.

4. The last sentence of paragraph 1 on page 2 refers to conditions and restrictions on the Landlord's deed. We need to see these.

5. In paragraph 3(d), at the top of page 4, I have added the word "reasonably" to describe the obligations to maintain the tower site's access road.

6.       Note the minor changes to paragraph 7 on page 5.

7. On paragraph 10, page 6, the additional language is to clarify and limit our responsibility.

8. Subparagraph 11(a) on page 6 has already been satisfied and its continued presence in the Lease may not be necessary.

9. My addition to paragraph 11(b) clarifies the mechanics of the default notice.

10. My addition to the end of paragraph 12 simply provides that this Lease may be assigned to Newco without the Landlord's prior consent.

         THIS AGREEMENT OF LEASE, made this 5 day of November, 1995 by and between POCA RIVER HUNTING, FISHING & RECREATION CLUB, INC., a corporation under and by virtue of the code of West Virginia, and hereinafter referred to as "Hunting Club", and John B. Tupper, and any successors to Tupper, as lessee.

                              W I T N E S S E T H

         THAT WHEREAS Tupper is in the process of becoming the owner and operator of a television Station in the Putnam/Kanawha County, West Virginia area and desires to make use of the hereinafter described parcel of land and access thereto including the unimproved road to the property owned by Hunting Club for purpose of location of directional antennae, ground systems, transmitter station and necessary appurtenance including a support building of 1500 square feet or less. The tower and building locations are shown on Exhibit A attached hereto.

         NOW, THEREFORE, in consideration of the promises and terms herein set forth, the parties hereto stipulate, covenant and agree as follows:

         1. Hunting Club does hereby LEASE, LET, and DEMISE unto lessee, for a term of twenty-five (25) years, beginning on the first day of the month following receipt by lessee of the necessary approvals from the Federal Aviation Administration and the Federal Communications Commission to operate said television station, the surface area of all that certain tract or parcel of land, together with the rights of ingress and egress to and from the same over and upon adjoining lands owned by Hunting Club, situate, lying and being an area of land lying at the top a hill generally described as bearing the coordinates, N38 degrees, 28'12", West 81 degrees, 46' 36". The area included in this lease is the minimum surface area necessary for lessee to erect a television transmission tower of 1000 feet together with fencing around the tower, and support wires for the tower and any other appurtenances necessary to maintain the tower in compliance with applicable requirements. Fencing around the tower shall include only a minimum area necessary to comply with applicable requirements or otherwise ensure the safety of the tower. Need the right to construct a 1500 square foot transmitter building, standby generator, receive-only satellite dish & microwave antenna on the Tower. The property subject to this lease is a part of tracts of land conveyed to Hunting Club's predecessor, Dupont Hunting, Fishing, and Recreation Club, by ____________, by deeds recorded in the Office of the Clerk of the County Court of said Putnam County, in Deed Book 125, at page 199; Deed Book 207, at page 594; and Deed Book 142 at page 568. Hunting Club covenants that it has good title to the demised premises and the right to lease the same and that Lessee, on paying the rent and keeping, observing and performing all the other terms, covenants, provisions and agreements herein contained on the part of Lessee shall, during the term of this lease, peaceably and quietly have, hold and enjoy the said premises for the full term of years in this lease.

         The rights of Lessee hereunder are subject to any conditions and restrictions contained in the said deeds.

         2. In consideration for the promises and undertakings by the Hunting Club as described herein, lessee agrees to pay to Hunting Club rent in the amount of $900.00 per month, payable on the first of every month, at 901 West Dupont Avenue, Belle, West Virginia. Should lessee fail to pay the aforesaid monthly rental amount on or before the 5th day after the same is due, lessee shall paved road known Dupont Road as reasonably necessary for lessee's use and will not damage or diminish the Hunting Club's use of existing roads. Lessee will make a $100.00 per month contribution into an escrow account up to $5,000.00 to secure this provision.

         4. The said demised premises shall be used and occupied by lessee for no other purpose than for the installation, operation, maintenance and removal of antennae, ground systems, transmitter station, telephone, electricity and transmission lines and other broadcasting equipment and appurtenances needful for a broadcasting station used in television transmission.

         5. This lease shall be renewable at the option of lessee for an additional period of ten (10) years, provided lessee shall notify Hunting Club in writing on or before ninety (90) days prior to the scheduled termination of the lease of lessees desire to so renew. This lease may also be renewable for a second additional period of ten (10) years provided lessee shall notify Hunting Club in writing on or before ninety (90) days prior to the scheduled termination of the first ten (10) year renewal, which second renewal request shall be subject to the approval of Hunting Club provided that such approval will not be unreasonably denied.

         6. Upon the termination of the term of this lease, or the renewal thereof, if renewed, lessee shall quit and surrender to Hunting Club the said demised premises and shall remove all of its property therefrom. Upon failure of lessee to remove any or all of its property therefrom within a period of ninety
(90) days following the termination of the term, or renewal thereof, such property as shall exist on the premises shal1 become the property of Hunting Club.

         7. Lessee covenants and agrees that it will at all times during the term of this lease pay for all labor and materials used in improvements made by lessee on the premises and will save Hunting Club harmless by reason of any claim in the nature of mechanic's lien claims for services or materials heretofore performed or delivered upon the demised premises at the instance and request of Lessee. Lessee covenants and agrees that he will promptly pay all taxes, ad valorem or others (but not income taxes) which can be or become a lien against the leased premises, or any improvements thereof, and that he will pay any taxes which may be levied or assessed against Hunting Club by reason of the exercise of the rights under this lease. Lessee agrees that it is not the agent of the Hunting Club with respect to any improvements made on the leased premises, its travel over other property of the Hunting Club to reach the leased premises, or of the exercise of any rights under this lease.

         8. Lessee covenants that he will accomplish the direction and installation of improvements upon the leased premises with due care for the use of the remainder of the property of Hunting Club and of persons thereon with Hunting Clubs permission, and that it will cause the antennae, ground systems and other structures and equipment to be installed with due care and in conformity with Federal Communications Commission and Federal Aviation Administration rules, laws of the State of West Virginia, and any other applicable laws. Lessee shall not use chemical defoliants to construct or maintain its facilities.

         9. Lessee covenants that during the term of this lease it will promptly provide and pay for all utilities serving it upon the demised premises.

         10. Lessee shall make Hunting Club whole for any damages suffered resulting from actions of the lessee during the lease on account of any equipment, building or structure erected or maintained by it upon the leased premises, or lessee's exercise of its leasehold rights, and lessee assumes all risks to persons or property due to the exercise by lessee of its leasehold rights. Lessee shall carry general liability insurance in the amount of at least three million dollars, and defend Hunting Club against any and all liabilities, including attorney fees and court costs.

         11. Notwithstanding any other provision of this lease. Hunting Club may at its option terminate this lease in the event that:

                  b. Payments, once begun, are delinquent for any three month period after written ??? thereof to lessee. Such events shall be just cause for Hunting Club at its option to terminate this agreement and declare forfeited to it all property of lessee situated on the leased premises, and no failure of Hunting Club to exercise such privilege shall estop it from such exercise thereafter.

         c.       Lessee may terminate this lease at any time with sixty
(60) days notice to Hunting Club upon the payment of $10,000.00 and removal of a11 property from the premises.

         12. Lessee shall not sublet or contract with others for the use of its tower or other facilities which are the subject of this lease agreement without the written consent of Hunting Club. Consent will not be unreasonably withheld and lessee will pay Hunting Club 10% of the rental income in additional to the other requirements herein. Provided, however, that lessee may assign this lease to Channel 29 of Charleston, Inc., its affiliates and its lenders for security purposes without lessor's prior consent.

         13. This lease shall be governed by the laws of the State of West Virginia.

         14. Any dispute arising under this lease be submitted to final and binding arbitration.

         IN WITNESS WHEREOF, the said POCA RIVER HUNTING, FISHING & RECREATION CLUB has caused its corporate name to be signed hereunto by James Ashley, its president hereunto duly authorized, and Lessee has caused his name to be signed hereunto.

                                             POCA RIVER HUNTING, FISHING
                                             RECREATION CLUB, INC.

                                                      (Lessor)

                                             By   /s/ James Ashby
                                                -----------------------------
                                                         Its President

                                              /s/ John B. Tupper
                                             -------------------------------
                                                   John B. Tupper
                                                     (Lessee)

                                 SCHEDULE 6.7(F)

                  OPINIONS OF COUNSEL TO SELLER AND THE COMPANY
                                (INITIAL CLOSING)

                                 SCHEDULE 6.7(f)

                      FORM OF OPINION OF COUNSEL TO SELLER
               AND THE COMPANY TO BE DELIVERED AT INITIAL CLOSING


                            ___________________, 1997

Paxson Communications of Charleston-29, Inc.
601 Clearwater Park Road
West Palm Beach, FL 33401

         Re: Stock Purchase Agreement dated as of August __, 1997 (the "Purchase Agreement"), by and among Channel 29 of Charleston, Inc., a Delaware corporation (the "Company"), Paxson Communications of Charleston-29, Inc., a Florida corporation ("Buyer"), William L. Kepper, an individual ("Seller"), and Mountaineer Broadcasting Corp., a Delaware corporation ("MBC").

Ladies and Gentlemen:

         We have acted as counsel for Seller, the Company and MBC in connection with the transactions contemplated by the Purchase Agreement. This opinion is being delivered to you pursuant to Section 6.7(f) of the Purchase Agreement. All capitalized terms not defined in this opinion shall have the meanings set forth in the Purchase Agreement.

         In rendering this opinion, we have reviewed the following documents:

         1.       the Purchase Agreement;
         2.       the Construction Agreement;
         3.       the Time Brokerage Agreement;
         4.       the Shareholders Agreement;
         5.       the Tower Lease;
         6. the Assignment and Assumption Agreements of Construction Permit, Tower Lease and Time Brokerage Agreement, each dated ___________, 1997 between MBC and the Company (the "Assignments"); and
         7. the stock power dated as of the date hereof from Seller to Buyer for the Initial Shares (the "Stock Power").

Paxson Communications of Charleston-29, Inc.
___________________, 1997
Page 2

         The documents referred to in clauses 1 through 7 shall be referred to herein as the "Transaction Documents."

         In our examination of documents and records, we have assumed, without investigation, the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity with originals of all documents submitted to us as telecopied, certified, photostatic or reproduced copies and the authenticity of all such documents.

         In rendering this opinion, we have also assumed that (i) all parties to the Transaction Documents (other than Seller, MBC and the Company) are duly organized, validly existing, and in good standing under the laws of their respective jurisdictions of organization and have the requisite power to enter into and perform the Transaction Documents, (ii) the execution and delivery of the Transaction Documents have been duly authorized by all necessary actions and proceedings on the part of all parties thereto other than Seller, MBC and the Company, (iii) the Transaction Documents have been duly executed and delivered by all parties thereto other than Seller, MBC and the Company, and (iv) the Transaction Documents constitute legal, valid, binding and enforceable obligations of all parties thereto other than Seller, MBC and the Company.

         With respect to questions of fact, we have relied, without independent inquiry or verification by us, solely upon (a) the representations and warranties set forth in the Transaction Documents, (b) representations of Seller and of officers of the Company and MBC and (c) certificates of public officials.

         Our opinion is limited to matters arising under the laws of the State of New York, the General Corporation Law of the State of Delaware and the United States of America, including the Communications Act of 1934 and the rules and regulations of the FCC, insofar as such laws apply. We express no opinion whatsoever as to any other laws or regulations or as to laws relating to choice of law or conflicts of law principles. We note that the "governing law" provision in the Transaction Documents provides that the law of the State of Florida is to govern. We have not examined the law of the State of Florida. Our opinion is, therefore, based upon the assumption that the law governing all provisions of the Transaction Documents is identical to the substantive law of the State of New York.

         Based upon the foregoing, subject to the assumptions, limitations and exceptions contained herein, we are of the opinion that:

         1. Each of the Company and MBC is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to conduct

Paxson Communications of Charleston-29, Inc.
__________________, 1997
Page 3

business as a foreign corporation in West Virginia and is in good standing under the laws of West Virginia. Each of Seller, MBC and the Company has all requisite power and authority to execute and deliver the Transaction Documents and to perform and comply with all of the terms, covenants, and conditions to be performed and complied with by it thereunder.

         2. The execution, delivery and performance of the Transaction Documents by the Company and MBC have been duly and validly authorized by all necessary corporate actions on the part of the Company and MBC.

         3. The Transaction Documents have been duly executed and delivered by Seller, MBC and the Company and constitute legal, valid and binding obligations of Seller, MBC and the Company, enforceable against them in accordance with their terms, except that such enforcement may be subject to bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to limitations on the availability of equitable remedies.

         4. The execution, delivery and performance by Seller, MBC and the Company of the Transaction Documents and the transactions contemplated thereby will not violate, conflict with or cause a default under: (a) any provision of the Certificate of Incorporation and By-Laws of the Company and MBC; (b) any statute, law, regulation or rule or any judgment, decree or order binding upon Seller, MBC or the Company; or (c) to the best of our knowledge, any contract, agreement or commitment to which Seller, MBC or the Company is a party or by which it is bound.

         5. To our knowledge, there is no judgment, award, order, writ, injunction, arbitration decision or decree materially and adversely affecting the conduct of the business of the Station, or any litigation, proceeding or investigation pending or threatened against the Company or MBC, except as specifically identified in Attachment A hereto and except for proceedings of general applicability to the broadcast industry.

         6. Based on our review of information publicly available at the FCC and our internal files and records and inquiry to Seller and officers of the Company and MBC, (a) the Company is the holder of the Construction Permit, (b) the Construction Permit is in full force and effect, and (c) the Construction Permit is not subject to any condition or requirement, other than conditions or requirements that appear on the face of the Construction Permit or pertain under generally applicable rules or policies of the FCC.

         7. The Pro Forma FCC Consent has been obtained, is in full force and effect and no requests have been filed for administrative or judicial review, reconsideration, anneal or stay of the Pro Forma FCC Consent.

Paxson Communications of Charleston-29, Inc.
____________________, 1997
Page 4

         8. Pursuant to the Assignments, the Company has been assigned all of the rights and the Company has assumed all of the obligations of the "Lessee" under the Tower Lease and the "Permittee" under the Time Brokerage Agreement.

         9. Based on a review of the minute books and stock ledger of the Company, the authorized capital stock of the Company consists of 1,000 shares of voting common stock, all of which are issued and outstanding. All such shares have been validly issued and are fully paid and nonassessable. Upon delivery to Buyer of the stock certificate representing the Initial Shares, the Stock Power is in form sufficient to convey good and marketable title to Buyer to the Initial Shares.

         The information set forth herein is as of the date hereof. We assume no obligation to advise you of changes which may thereafter may be brought to our attention. Our opinions are based on statutory and judicial decisions in effect at the date hereof, and we do not opine with respect to any law, regulation, rule or governmental policy which may be enacted or adopted after the date hereof, nor assume any responsibility to advise you of future changes in our opinions.

         This letter is solely for your information in connection with the consummation of the transactions contemplated by the Transaction Documents and is not to be quoted in whole or in part or otherwise referred to in any of your financial statements or public releases, nor is it to be filed with any governmental agency or other person without the prior written consent of a partner of this firm.

                                    Very truly yours,

                                    [                 ]


                                    By:
                                         --------------------------------
                                                        , Partner
                                         ---------------

                                 SCHEDULE 7.3(D)

                           OPINION OF COUNSEL TO BUYER
                                (INITIAL CLOSING)

                                Schedule 7.3(d)
                            Form of Buyer's Opinion
                       To Be Delivered at Initial Closing

                                                 , 1997
                           ----------------------

Channel 29 of Charleston, Inc.
William L. Kepper
803 North Front Street
McHenry, Illinois 60050

     Re: Stock Purchase Agreement dated as of August _, 1997 (the "Purchase Agreement"), by and among Channel 29 of Charleston, Inc., a Delaware corporation (the "Company"), Paxson Communications of Charleston-29, Inc., a Florida corporation ("Buyer"), William L. Kepper, an individual ("Seller"), and Mountaineer Broadcasting Corp., a Delaware corporation ("MBC").

Dear Ladies and Gentlemen:

     We have acted as special counsel for Buyer in connection with the transactions contemplated by the Purchase Agreement. This opinion is being delivered to you pursuant to Section 7.3(d) of the Purchase Agreement. All capitalized terms not defined in this opinion shall have the meanings set forth in the Purchase Agreement.

     In rendering this opinion, we have reviewed the following documents:

     1.   the Purchase Agreement;
     2.   the Construction Agreement;
     3.   the Shareholders Agreement;
     4. a certificate dated as of ______________ from the Secretary of State of Florida relating to the good standing of Buyer (the "Florida Good Standing Certificate");
     5. a certificate dated as of ______________ from the Secretary of State of West Virginia relating to the good standing of Buyer (the "West Virginia Good Standing Certificate");
     6. the Articles of Incorporation and the Bylaws of Buyer, each in the form certified to us by the Secretary of Buyer to be true and complete and in effect on the date of this opinion; and

Channel 29 of Charleston, Inc.
William L, Kepper

     7. resolutions of the Board of Directors of Buyer certified to us by the Secretary of Buyer to be true and complete, to have been duly adopted by the Board of Directors of Buyer, and to be in full force and effect (without having been modified or rescinded) on the date of this opinion.

     The documents referred to in clauses 1 through 3 shall be referred to herein as the "Transaction Documents.

     In our examination of documents and records, we have assumed, without investigation, the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity with originals of all documents submitted to us as telecopied, certified, photostatic or reproduced copies and the authenticity of all such documents.

     In rendering this opinion, we have also assumed that (i) all parties to the Transaction Documents (other than Buyer) are duly organized, validly existing, and in good standing under the laws of their respective jurisdictions of organization and have the requisite power to enter into and perform the Transaction Documents, (ii) the execution and delivery of the Transaction Documents have been duly authorized by all necessary action and proceedings on the part of all parties thereto other than Buyer, (iii) the Transaction Documents have been duly executed and delivered by all parties thereto other than Buyer, and (iv) the Transaction Documents constitute legal, valid, binding and enforceable obligations of all parties thereto other than Buyer.

     With respect to questions of fact, we have relied, without independent inquiry or verification by us, solely upon (a) the representations and warranties set forth in the Transaction Documents, (b) representations of officers of Buyer and (c) certificates of public officials.

     This opinion is limited to the law of the District of Columbia, the Florida Business Corporation Act and the federal law of the United States of America, insofar as such laws apply (collectively, "Applicable Law"), except that Applicable Law includes only those laws and regulations that a lawyer exercising customary professional diligence would reasonably recognize as being directly applicable to the transactions contemplated by the Transaction Documents and excludes those set forth in Section 19 of the Legal Opinion
Accord of the American Bar Association Section of Business Law (1991). We do not purport to be experts in the laws of the State of Florida, nor are we familiar with judicial interpretations of the laws of Florida, including the Florida Business Corporation Act. We

CHANNEL 29 OF CHARLESTON, INC.
WILLIAM L, KEPPER
have reviewed the text of the Florida Business Corporation Act and applied it to the transactions described herein in light of our knowledge of the law of other jurisdictions. We note that the Transaction Documents by their terms provide that they are to be governed by the laws of the State of Florida. Our opinion in paragraph 3 is given as if the Transaction Documents were to be governed by the laws of the District of Columbia rather than the laws of the State of Florida or the laws of any other state. We express no opinion as to conflicts of law rules, or the laws of any states or jurisdictions other than as specified above. Additional limitations are set forth in the text of the opinion.

     Based upon the foregoing, subject to the assumptions, limitations and exceptions contained herein, we are of the opinion that:

     1. Based solely upon a review of the Florida Good Standing Certificate, Buyer is a corporation duly organized and in good standing under the laws of the State of Florida and based solely upon a review of the West Virginia Good Standing Certificate, Buyer is duly qualified to do business as a foreign corporation in the State of West Virginia and is in good standing under the laws of the State of West Virginia.

     2. Buyer has full corporate power and authority under the Florida Business Corporation Act, its Articles of Incorporation and its Bylaws to execute, deliver and perform the Purchase Agreement and the other Transaction Documents. Buyer's execution, delivery and performance of the Purchase Agreement and the other Transaction Documents have been duly and validly authorized by all necessary corporate action on the part of Buyer under the Florida Business Corporation Act, its Articles of Incorporation and its Bylaws.

     3. The Purchase Agreement and each of the other Transaction Documents have been duly executed and delivered by Buyer and constitute the valid and binding obligation of Buyer, enforceable against Buyer in accordance with their respective terms subject to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to creditors' rights and (ii) certain equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

     4. The execution, delivery and performance by Buyer of the Purchase Agreement and the other Transaction Documents (a) do not violate any provisions of Buyer's Articles of Incorporation or Bylaws and (b) do not violate any Applicable Law or any judgment, order, injunction or decree which is applicable to Buyer and known to us.

Channel 29 of Charleston, Inc.
William L, Kepper

     The information set forth herein is as of the date hereof. We assume no obligation to advise you of changes which may hereafter be brought to our attention. Our opinions are based on statutory provisions and judicial decisions in effect at the date hereof, and we do not opine with respect to any law, regulation, rule or governmental policy which may be enacted or adopted after the date hereof nor assume any responsibility to advise you of future changes in our opinions.

     This letter is solely for your information in connection with the consummation of the transactions contemplated by the Purchase Agreement and is not to be quoted in whole or in part or otherwise referred to in any of your financial statements or public releases, nor is it to be filed with any governmental agency or other person without the prior written consent of a member of this firm. This opinion may not be relied upon by any person or entity other than the person to whom it is addressed.

                                    Very truly yours,

                                    DOW, LOHNES & ALBERTSON, PLLC



                                    By:
                                       -----------------------------------
                                       John R. Feore, Jr., Member

                                SCHEDULE 12.5(H)

                  OPINIONS OF COUNSEL TO SELLER AND THE COMPANY
                                (SECOND CLOSING)

                                SCHEDULE 12.5(h)

                      FORM OF OPINION OF COUNSEL TO SELLER
               AND THE COMPANY TO BE DELIVERED AT SECOND CLOSING




                      ______________________, ___________


Paxson Communications of Charleston-29, Inc.
601 Clearwater Park Road
West Palm Beach, FL 33401

         Re: Stock Purchase Agreement dated as of August __, 1997 (the "Purchase Agreement"), by and among Channel 29 of Charleston, Inc., a Delaware corporation (the "Company"), Paxson Communications of Charleston-29, Inc., a Florida corporation ("Buyer"), William L. Kepper, an individual ("Seller"), and Mountaineer Broadcasting Corp., a Delaware corporation ("MBC").

Ladies and Gentlemen:

         We have acted as counsel for Seller and the Company in connection with the transactions contemplated by the Purchase Agreement. This opinion is being delivered to you pursuant to Section 12.5(h) of the Purchase Agreement. All capitalized terms not defined in this opinion shall have the meanings set forth in the Purchase Agreement.

         In rendering this opinion, we have reviewed the following documents:

         1.       the Purchase Agreement;

         2. the stock power dated as of the date hereof from Seller to Buyer for the Option Shares (the "Stock Power"); and

         3.       the Tower Lease.

         The documents referred to in clauses 1 through 3 shall be referred to herein as the "Transaction Documents."

         In our examination of documents and records, we have assumed, without investigation, the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity with originals of all

Paxson Communications of Charleston-29, Inc.
_________________, _____
Page 2


documents submitted to us as telecopied, certified, photostatic or reproduced copies and the authenticity of all such documents.

         In rendering this opinion, we have also assumed that (i) all parties to the Transaction Documents (other than Seller and the Company) are duly organized, validly existing, and in good standing under the laws of their respective jurisdictions of organization and have the requisite power to enter into and perform the Transaction Documents, (ii) the execution and delivery of the Transaction Documents have been duly authorized by all necessary actions and proceedings on the part of all parties thereto other than Seller and the Company, (iii) the Transaction Documents have been duly executed and delivered by all parties thereto other than Seller and the Company, and (iv) the Transaction Documents constitute legal, valid, binding and enforceable obligations of all parties thereto other than Seller and the Company.

         With respect to questions of fact, we have relied, without independent inquiry or verification by us, solely upon (a) the representations and warranties set forth in the Transaction Documents, (b) representations of Seller and of officers of the Company and (c) certificates of public officials.

         Our opinion is limited to matters arising under the laws of the State of New York, the General Corporation Law of the State of Delaware and the United States of America, including the Communications Act of 1934 and the rules and regulations of the FCC, insofar as such laws apply. We express no opinion whatsoever as to any other laws or regulations or as to laws relating to choice of law or conflicts of law principles. We note that the "governing law" provision in the Transaction Documents provides that the law of the State of Florida is to govern. We have not examined the law of the State of Florida. Our opinion is, therefore, based upon the assumption that the law governing all provisions of the Transaction Documents is identical to the substantive law of the State of New York.

         Based upon the foregoing, subject to the assumptions, limitations and exceptions contained herein, we are of the opinion that:

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is qualified to conduct business as a foreign corporation in West Virginia and is in good standing under the laws of West Virginia. Each of Seller and the Company has all requisite power and authority to execute and deliver the Transaction Documents and to perform and comply with all of the terms, covenants, and conditions to be performed and complied with by it thereunder.

Paxson Communications of Charleston-29, Inc.
_________________, _____
Page 3


         2. The execution, delivery and performance of the Transaction Documents by the Company have been duly and validly authorized by all necessary corporate actions on the part of the Company.

         3. The Transaction Documents have been duly executed and delivered by Seller and the Company and constitute legal, valid and binding obligations of Seller and the Company, enforceable against them in accordance with their terms, except that such enforcement may be subject to bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and to limitations on the availability of equitable remedies.

         4. The execution, delivery and performance by Seller and the Company of the Transaction Documents and the transactions contemplated thereby will not violate, conflict with or cause a default under: (a) any provision of the Company's Certificate of Incorporation and By-Laws; (b) any statute, law, regulation or rule or any judgment, decree or order binding upon Seller or the Company; or (c) to the best of our knowledge, any contract, agreement or commitment to which Seller or the Company is a party or by which it is bound.

         5. To our knowledge, there is no judgment, award, order, writ, injunction, arbitration decision or decree materially and adversely affecting the conduct of the business of the Station, or any litigation, proceeding or investigation pending or threatened against the Company, except as specifically identified in Attachment A hereto and except for proceedings of general applicability to the broadcast industry.

         6. Based on our review of information publicly available at the FCC and our internal files and records and inquiry to Seller and officers of the Company, (a) the Company is the holder of the FCC licenses set forth on Attachment A hereto (the "FCC Licenses"), (b) the FCC Licenses are in full force and effect, and (c) the FCC Licenses are not subject to any condition or requirement, other than conditions or requirements that appear on the face of the FCC Licenses or pertain under generally applicable rules or policies of the FCC.

         7. The FCC Consent has been obtained, is in full force and effect and no requests have been filed for administrative or judicial review, reconsideration, appeal or stay of the FCC Consent.

         8. Based on a review of the minute books and stock ledger of the Company, the authorized capital stock of the Company consists of 1,000 shares of voting common stock, all of which are issued and outstanding. All such shares have been validly

Paxson Communications of Charleston-29, Inc.
_________________, _____
Page 4


issued and are fully paid and nonassessable. Upon delivery to Buyer of the stock certificate representing the Option Shares, the Stock Power is in form sufficient to convey good and marketable title to Buyer to the Option Shares.

         The information set forth herein is as of the date hereof. We assume no obligation to advise you of changes which may thereafter may be brought to our attention. Our opinions are based on statutory and judicial decisions in effect at the date hereof, and we do not opine with respect to any law, regulation, rule or governmental policy which may be enacted or adopted after the date hereof, nor assume any responsibility to advise you of future changes in our opinions.

         This letter is solely for your information in connection with the consummation of the transactions contemplated by the Transaction Documents and is not to be quoted in whole or in part or otherwise referred to in any of your financial statements or public releases, nor is it to be filed with any governmental agency or other person without the prior written consent of a partner of this firm.

                                    Very truly yours,

                                    [                 ]

                                    By:
                                        ----------------------------------------
                                                            , Partner
                                        --------------------

                                SCHEDULE 13.5(D)

                           OPINION OF COUNSEL TO BUYER
                                (SECOND CLOSING)

                                Schedule 13.5(d)
                            Form of Buyer's Opinion
                       To Be Delivered at Second Closing

                          __________________, ____



Channel 29 of Charleston, Inc.
William L. Kepper
803 North Front Street
McHenry, Illinois 60050

                       Re: Stock Purchase Agreement dated as of August _, 1997 (the "Purchase Agreement"), by and among Channel 29 of Charleston, Inc., a Delaware corporation (the "Company"), Paxson Communications of Charleston-29, Inc., a Florida corporation ("Buyer"), William L. Kepper, an individual ("Seller"), and Mountaineer Broadcasting Corp., a Delaware corporation ("MBC").

Dear Ladies and Gentlemen:

                       We have acted as special counsel for Buyer in connection with the transactions contemplated by the Purchase Agreement. This opinion is being delivered to you pursuant to Section 13.5(d) of the Purchase Agreement. All capitalized terms not defined in this opinion shall have the meanings set forth in the Purchase Agreement.

      In rendering this opinion, we have reviewed the following documents:

                       1.         the Purchase Agreement;
                       2. a certificate dated as of ____________ from the Secretary of State of Florida relating to the good standing of Buyer (the "Florida Good Standing Certificate");
                       3. a certificate dated as of ____________ from the Secretary of State of West Virginia relating to the good standing of Buyer (the "West Virginia Good Standing Certificate");
                       4. the Articles of Incorporation and the Bylaws of Buyer, each in the form certified to us by the Secretary of Buyer to be true and complete and in effect on the date of this opinion; and
                       5. resolutions of the Board of Directors of Buyer certified to us by the Secretary of Buyer to be true and complete, to have been duly adopted

Channel 29 of Charleston, Inc.
William L. Kepper
                                  by the Board of Directors of Buyer, and to be in full force and effect (without having been modified or rescinded) on the date of this opinion.

                       In our examination of documents and records, we have assumed, without investigation, the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity with originals of all documents submitted to us as telecopied, certified, photostatic or reproduced copies and the authenticity of all such documents.

                       In rendering this opinion, we have also assumed that (i) all parties to the Purchase Agreement (other than Buyer) are duly organized, validly existing, and in good standing under the laws of their respective jurisdictions of organization and have the requisite power to enter into and perform the Purchase Agreement, (ii) the execution and delivery of the Purchase Agreement has been duly authorized by all necessary action and proceedings on the part of all parties thereto other than Buyer, (iii) the Purchase Agreement has been duly executed and delivered by all parties thereto other than Buyer, and (iv) the Purchase Agreement constitutes the legal, valid, binding and enforceable obligations of all parties thereto other than Buyer.

                       With respect to questions of fact, we have relied, without independent inquiry or verification by us, solely upon (a) the representations and warranties set forth in the Purchase Agreement, (b) representations of officers of Buyer and (c) certificates of public officials..

                       This opinion is limited to the law of the District of Columbia, the Florida Business Corporation Act and the federal law of the United States of America, insofar as such laws apply (collectively, "Applicable Law"), except that Applicable Law includes only those laws and regulations that a lawyer exercising customary professional diligence would reasonably recognize as being directly applicable to the transactions contemplated by the Purchase Agreement and excludes those set forth in Section 19 of the Legal Opinion Accord of the American Bar Association Section of Business Law (1991). We do not purport to be experts in the laws of the State of Florida, nor are we familiar with judicial interpretations of the laws of Florida, including the Florida Business Corporation Act. We have reviewed the text of the Florida Business Corporation Act and applied it to the transactions described herein in light of our knowledge of the law of other jurisdictions. We note that the Purchase Agreement by its terms provides that it is to be governed by the laws of the State of Florida. Our opinion in paragraph 3 is given as if the Purchase Agreement were to be governed by the laws of the District of Columbia rather than the laws of the State of Florida or the laws

Channel 29 of Charleston, Inc.
William L. Kepper
of any other state. We express no opinion as to conflicts of law rules, or the laws of any states or jurisdictions other than as specified above. Additional limitations are set forth in the text of the opinion.

                       Based upon the foregoing, subject to the assumptions, limitations and exceptions contained herein, we are of the opinion that:

                       1. Based solely upon a review of the Florida Good Standing Certificate, Buyer is a corporation duly organized and in good standing under the laws of the State of Florida and based solely upon a review of the West Virginia Good Standing Certificate, Buyer is duly qualified to do business as a foreign corporation in the State of West Virginia and is in good standing under the laws of the State of West Virginia.

                       2. Buyer has full corporate power and authority under the Florida Business Corporation Act, its Articles of Incorporation and its Bylaws to execute, deliver and perform the Purchase Agreement. Buyer's execution, delivery and performance of the Purchase Agreement have been duly and validly authorized by all necessary corporate action on the part of Buyer under the Florida Business Corporation Act, its Articles of Incorporation and its Bylaws.

                       3. The Purchase Agreement has been duly executed and delivered by Buyer and constitutes the valid and binding obligation of Buyer, enforceable against Buyer in accordance with its respective terms subject to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereinafter in effect relating to creditors' rights and
(ii) certain equitable defenses and the discretion of the court before which any proceeding therefor may be brought.

                       4. The execution, delivery and performance by Buyer of the Purchase Agreement (a) do not violate any provisions of Buyer's Articles of Incorporation or Bylaws and (b) do not violate any Applicable Law or any judgment, order, injunction or decree which is applicable to Buyer and known to us.

                       The information set forth herein is as of the date hereof. We assume no obligation to advise you of changes which may hereafter be brought to our attention. Our opinions are based on statutory provisions and judicial decisions in effect at the date hereof, and we do not opine with respect to any law, regulation, rule or governmental policy which may be enacted or adopted after the date hereof nor assume any responsibility to advise you of future changes in our opinions.

Channel 29 of Charleston, Inc.
William L. Kepper

                       This letter is solely for your information in connection with the consummation of the transactions contemplated by the Purchase Agreement and is not to be quoted in whole or in part or otherwise referred to in any of your financial statements or public releases, nor is it to be filed with any governmental agency or other person without the prior written consent of a member of this firm. This opinion may not be relied upon by any person or entity other than the person to whom it is addressed.

                                               Very truly yours,

                                               DOW, LOHNES & ALBERTSON, PLLC

                                               By:
                                                  -----------------------------
                                                  John R. Feore, Jr., Member